                                                        RIVERSOURCE [LOGO](SM)
                                                              ANNUITIES

RIVERSOURCE(R)
PERSONAL PORTFOLIO PLUS 2
PERSONAL PORTFOLIO
   VARIABLE ANNUITY

2006 ANNUAL REPORT

45066 P (5/07)          Issued by: RiverSource Life Insurance Co. of New York,
                                   Albany, NY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2 - RiverSource(R) Personal Portfolio Plus 2 and RiverSource(R) Personal Portfolio (previously ACL Variable Annuity Account 2 - American Centurion Life ACL Personal Portfolio Plus 2 Variable Annuity and American Centurion Life ACL Personal Portfolio Variable Annuity) (comprised of 25 subaccounts of RiverSource of New York Variable Annuity Account 2, referred to in Note 1) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York (previously IDS Life Insurance Company of New
York). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource of New York Variable Annuity Account 2 - RiverSource(R) Personal Portfolio Plus 2 and RiverSource(R) Personal Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource of New York Variable Annuity Account 2 - RiverSource(R) Personal Portfolio Plus 2 and RiverSource(R) Personal Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2 - RiverSource(R) Personal Portfolio Plus 2 and RiverSource(R) Personal Portfolio at December 31, 2006, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & young LLP

Minneapolis, Minnesota

April 24, 2007


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                      AIM VI       AIM VI        AC VP       AC VP      JANUS ASPEN
                                                                     CORE EQ,     INTL GRO,   INC & GRO,      VAL,         BAL,
DEC. 31, 2006                                                          SER I        SER I        CL I         CL I         INST
ASSETS

Investments, at value(1),(2)                                       $   919,854   $  169,910   $  261,530   $  153,654   $ 2,498,811
Dividends receivable                                                        --           --           --           --            --
Accounts receivable from RiverSource Life of NY for contract
   purchase payments                                                        --           --           --           --            --
Receivable for share redemptions                                         1,031          193          295          174         2,786
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                           920,885      170,103      261,825      153,828     2,501,597
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                          922          172          263          155         2,487
   Administrative charge                                                   110           21           32           19           299
   Contract terminations                                                    --           --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                        1,032          193          295          174         2,786
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period              919,853      169,910      261,442      153,654     2,498,286
Net assets applicable to contracts in payment period                        --           --           88           --           525
Net assets applicable to seed money                                         --           --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                   $   919,853   $  169,910   $  261,530   $  153,654   $ 2,498,811
====================================================================================================================================
(1) Investment shares                                                   33,793        5,773       30,305       17,581        89,595
(2) Investments, at cost                                           $   854,893   $  118,551   $  208,691   $  117,717   $ 2,215,883
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                   JANUS ASPEN                                             OPPEN
                                                                    WORLD GRO,      OPCAP       OPCAP         OPCAP      CAP APPR
DEC. 31, 2006 (CONTINUED)                                              INST          EQ        MANAGED       SM CAP         VA
ASSETS

Investments, at value(1),(2)                                        $ 482,834    $  112,717   $  581,395   $  198,786   $   610,864
Dividends receivable                                                       --            --           --           --            --
Accounts receivable from RiverSource Life of NY for contract
   purchase payments                                                       --            --           --           --            --
Receivable for share redemptions                                          540           129          650          224           682
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                          483,374       112,846      582,045      199,010       611,546
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                         482           115          580          200           609
   Administrative charge                                                   58            14           70           24            73
   Contract terminations                                                   --            --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         540           129          650          224           682
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period             481,926       112,717      581,395      198,786       610,864
Net assets applicable to contracts in payment period                      908            --           --           --            --
Net assets applicable to seed money                                        --            --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $ 482,834    $  112,717   $  581,395   $  198,786   $   610,864
====================================================================================================================================
(1) Investment shares                                                  14,870         2,717       14,016        5,411        14,744
(2) Investments, at cost                                            $ 545,435    $   93,036   $  574,163   $  147,335   $   582,947
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


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  RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                    ----------------------------------------------------------------
                                                                       OPPEN       PUT VT       PUT VT       PUT VT        PUT VT
                                                                      HI INC      DIV INC,     DIV INC,    GRO & INC,    GRO & INC,
DEC. 31, 2006 (CONTINUED)                                               VA         CL IA        CL IB        CL IA         CL IB
ASSETS

Investments, at value(1),(2)                                        $  274,726   $  112,562   $  403,055   $  354,141   $ 1,122,634
Dividends receivable                                                        --           --           --           --            --
Accounts receivable from RiverSource Life of NY for contract
   purchase payments                                                        --           --           --           --            --
Receivable for share redemptions                                           314          125          465          396         1,235
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                           275,040      112,687      403,520      354,537     1,123,869
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                          280          112          415          354         1,101
   Administrative charge                                                    34           13           50           42           134
   Contract terminations                                                    --           --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                          314          125          465          396         1,235
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period              274,725      112,562      403,055      354,141     1,122,391
Net assets applicable to contracts in payment period                         1           --           --           --            --
Net assets applicable to seed money                                         --           --           --           --           243
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                    $  274,726   $  112,562   $  403,055   $  354,141   $ 1,122,634
====================================================================================================================================
(1) Investment shares                                                   32,132       12,662       45,906       11,989        38,237
(2) Investments, at cost                                            $  289,695   $  121,565   $  415,170   $  311,178   $   953,702
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                     ---------------------------------------------------------------
                                                                      PUT VT        PUT VT       PUT VT       PUT VT
                                                                     HI YIELD,     HI YIELD,    NEW OPP,     VOYAGER,      RVS VP
DEC. 31, 2006 (CONTINUED)                                              CL IA         CL IB        CL IA        CL IB         BAL
ASSETS

Investments, at value(1),(2)                                         $  141,562   $  184,326   $   91,882   $  604,822  $   969,252
Dividends receivable                                                         --           --           --           --           --
Accounts receivable from RiverSource Life of NY for contract
   purchase payments                                                         --           --           --           --           --
Receivable for share redemptions                                            158          213          103          677           --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            141,720      184,539       91,985      605,499      969,252
====================================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                           141          190           93          605          965
   Administrative charge                                                     17           23           11           72          116
   Contract terminations                                                     --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           158          213          104          677        1,081
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period               141,550      184,326       91,881      604,822      968,171
Net assets applicable to contracts in payment period                         12           --           --           --           --
Net assets applicable to seed money                                          --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                     $  141,562   $  184,326   $   91,881   $  604,822  $   968,171
====================================================================================================================================
(1) Investment shares                                                    18,079       23,692        4,513       20,114       62,081
(2) Investments, at cost                                             $  173,311   $  207,027   $  114,848   $  862,276  $ 1,005,912
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 3

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                               ----------------------------------------------------------------
                                                                 RVS VP       RVS VP       RVS VP       RVS VP       RVS VP
DEC. 31, 2006 (CONTINUED)                                      CASH MGMT     DIV BOND     INTL OPP    LG CAP EQ    MID CAP GRO
ASSETS

Investments, at value(1),(2)                                   $ 672,421   $ 3,248,358   $ 124,957   $ 1,059,552   $   178,889
Dividends receivable                                               2,420        11,703          --            --            --
Accounts receivable from RiverSource Life of
   NY for contract purchase payments                                  --           884          --            --            --
Receivable for share redemptions                                      --            --          --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                     674,841     3,260,945     124,957     1,059,552       178,889
===============================================================================================================================

LIABILITIES

Payable to RiverSource Life of NY for:
   Mortality and expense risk fee                                    659         3,015         127         1,034           180
   Administrative charge                                              80           381          15           127            22
   Contract terminations                                              --            --          --            13            --
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                    739         3,396         142         1,174           202
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period        665,863     3,257,549     124,111     1,057,822       178,109
Net assets applicable to contracts in payment period                  --            --          --            --            --
Net assets applicable to seed money                                8,239            --         704           556           578
-------------------------------------------------------------------------------------------------------------------------------
Total net assets                                               $ 674,102   $ 3,257,549   $ 124,815   $ 1,058,378   $   178,687
===============================================================================================================================
(1) Investment shares                                            672,661       310,202       9,476        42,313        15,666
(2) Investments, at cost                                       $ 672,420   $ 3,248,158   $ 109,561   $   969,028   $   191,777
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


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  RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                 --------------------------------------------------------------
                                                                   AIM VI       AIM VI       AC VP        AC VP    JANUS ASPEN
                                                                  CORE EQ,     INTL GRO,   INC & GRO,     VAL,         BAL,
YEAR ENDED DEC. 31, 2006                                           SER I         SER I        CL I        CL I         INST
INVESTMENT INCOME

Dividend income                                                  $    4,971   $    1,636   $    5,283   $  3,045   $    57,727
Variable account expenses                                            11,803        2,645        3,971      2,763        40,117
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      (6,832)      (1,009)       1,312        282        17,610
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                              255,197       76,834       73,705     97,837     1,013,685
   Cost of investments sold                                         257,298       60,479       63,824     82,223       941,979
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     (2,101)      16,355        9,881     15,614        71,706
Distributions from capital gains                                         --           --           --     19,211            --
Net change in unrealized appreciation or depreciation of
   investments                                                      116,688       28,279       28,026     (7,019)      148,932
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      114,587       44,634       37,907     27,806       220,638
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  107,755   $   43,625   $   39,219   $ 28,088   $   238,248
===============================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                 --------------------------------------------------------------
                                                                   JANUS
                                                                   ASPEN                                              OPPEN
                                                                 WORLD GRO,      OPCAP        OPCAP       OPCAP      CAP APPR
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                INST          EQ         MANAGED     SM CAP         VA
INVESTMENT INCOME

Dividend income                                                  $    8,323   $      596   $   12,843   $     --   $     2,682
Variable account expenses                                             6,939        1,853        9,500      2,946         9,451
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                       1,384       (1,257)       3,343     (2,946)       (6,769)
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                              130,899       47,344      262,613     63,433       172,848
   Cost of investments sold                                         166,504       41,342      270,439     49,963       175,729
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                    (35,605)       6,002       (7,826)    13,470        (2,881)
Distributions from capital gains                                         --        7,730       79,393     11,764            --
Net change in unrealized appreciation or depreciation of
   investments                                                      106,788        4,128      (25,572)    20,755        46,844
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       71,183       17,860       45,995     45,989        43,963
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $   72,567   $   16,603   $   49,338   $ 43,043   $    37,194
===============================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                 --------------------------------------------------------------
                                                                   OPPEN        PUT VT       PUT VT       PUT VT      PUT VT
                                                                   HI INC      DIV INC,     DIV INC,    GRO & INC,  GRO & INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                 VA          CL IA        CL IB        CL IA      CL IB
INVESTMENT INCOME

Dividend income                                                  $   23,784   $    8,612   $   28,353   $ 18,077    $   19,960
Variable account expenses                                             4,303        1,826        6,592      5,628        16,760
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                      19,481        6,786       21,761     12,449         3,200
===============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                               91,280       56,018      130,427    190,520       398,806
   Cost of investments sold                                         100,012       62,590      137,638    183,209       376,155
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     (8,732)      (6,572)      (7,211)     7,311        22,651
Distributions from capital gains                                         --           --           --         --        31,092
Net change in unrealized appreciation or depreciation of
   investments                                                       12,237        5,846        6,929     31,773        96,597
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                        3,505         (726)        (282)    39,084       150,340
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $   22,986   $    6,060   $   21,479   $ 51,533    $  153,540
===============================================================================================================================

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 5

STATEMENTS OF OPERATIONS

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                             -------------------------------------------------------
                                                                              PUT VT     PUT VT     PUT VT     PUT VT
                                                                             HI YIELD,  HI YIELD,  NEW OPP,   VOYAGER,     RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                           CL IA      CL IB     CL IA      CL IB         BAL
INVESTMENT INCOME

Dividend income                                                              $  16,177  $  19,221  $    208  $     881  $    28,118
Variable account expenses                                                        2,474      3,185     1,532     10,093       16,307
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 13,703     16,036    (1,324)    (9,212)      11,811
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                          96,672     92,797    60,525    264,221      541,553
   Cost of investments sold                                                    125,612    109,004    80,054    404,983      574,561
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                               (28,940)   (16,207)  (19,529)  (140,762)     (33,008)
Distributions from capital gains                                                    --         --        --         --       53,137
Net change in unrealized appreciation or depreciation of investments            29,565     18,955    28,448    166,278       98,038
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                     625      2,748     8,919     25,516      118,167
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $  14,328  $  18,784  $  7,595  $  16,304  $   129,978
====================================================================================================================================

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                             -------------------------------------------------------
                                                                              RVS VP     RVS VP     RVS VP    RVS VP       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                         CASH MGMT  DIV BOND   INTL OPP  LG CAP EQ  MID CAP GRO
INVESTMENT INCOME

Dividend income                                                              $  34,967  $  87,483  $  2,660  $  12,344  $       414
Variable account expenses                                                       11,008     26,358     2,082     14,306        2,194
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 23,959     61,125       578     (1,962)      (1,780)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of investments:
   Proceeds from sales                                                         370,418    396,880    66,219    196,321       59,151
   Cost of investments sold                                                    370,418    402,839    62,686    216,263       62,020
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                    --     (5,959)    3,533    (19,942)      (2,869)
Distributions from capital gains                                                    --         --        --         --        6,980
Net change in unrealized appreciation or depreciation of investments                 1     25,581    25,504    151,686      (12,914)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                       1     19,622    29,037    131,744       (8,803)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $  23,960  $  80,747  $ 29,615  $ 129,782  $   (10,583)
====================================================================================================================================

See accompanying notes to financial statements.


6 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
  RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                      --------------------------------------------------------------
                                                                        AIM VI       AIM VI       AC VP       AC VP     JANUS ASPEN
                                                                       CORE EQ,    INTL GRO,   INC & GRO,     VAL,         BAL,
YEAR ENDED DEC. 31, 2006                                                SER I        SER I        CL I        CL I         INST
OPERATIONS

Investment income (loss) -- net                                       $   (6,832)  $  (1,009)  $    1,312   $     282   $    17,610
Net realized gain (loss) on sales of investments                          (2,101)     16,355        9,881      15,614        71,706
Distributions from capital gains                                              --          --           --      19,211            --
Net change in unrealized appreciation or depreciation of investments     116,688      28,279       28,026      (7,019)      148,932
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          107,755      43,625       39,219      28,088       238,248
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                   398         391        2,899         353         5,201
Net transfers(1)                                                         424,208      (2,861)       7,969      (1,668)      (39,934)
Contract terminations:
   Surrender benefits and contract charges                              (185,988)    (65,532)     (70,529)    (90,733)     (666,960)
   Death benefits                                                        (26,783)     (6,718)      (2,427)     (1,651)     (235,943)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           211,835     (74,720)     (62,088)    (93,699)     (937,636)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          600,263     201,005      284,399     219,265     3,198,199
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $  919,853   $ 169,910   $  261,530   $ 153,654   $ 2,498,811
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                   539,877     153,860      239,105     135,908     2,070,527
Contract purchase payments                                                   342         279        2,371         212         3,287
Net transfers(1)                                                         357,695      (2,050)       6,455        (969)      (23,946)
Contract terminations:
   Surrender benefits and contract charges                              (156,537)    (44,578)     (55,801)    (52,900)     (419,221)
   Death benefits                                                        (22,507)     (4,669)      (1,780)       (882)     (148,939)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         718,870     102,842      190,350      81,369     1,481,708
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 7

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                       -------------------------------------------------------------
                                                                       JANUS ASPEN                                          OPPEN
                                                                        WORLD GRO,     OPCAP       OPCAP        OPCAP      CAP APPR
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                       INST         EQ        MANAGED      SM CAP         VA
OPERATIONS

Investment income (loss) -- net                                         $    1,384   $  (1,257)  $   3,343   $  (2,946)  $   (6,769)
Net realized gain (loss) on sales of investments                           (35,605)      6,002      (7,826)     13,470       (2,881)
Distributions from capital gains                                                --       7,730      79,393      11,764           --
Net change in unrealized appreciation or depreciation of investments       106,788       4,128     (25,572)     20,755       46,844
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             72,567      16,603      49,338      43,043       37,194
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                     956         360         286       1,371        1,282
Net transfers(1)                                                            (4,129)     10,581     (16,863)      8,712       15,362
Contract terminations:
   Surrender benefits and contract charges                                 (97,916)    (43,757)   (205,160)    (55,129)    (134,730)
   Death benefits                                                          (14,613)     (1,646)    (30,026)     (6,008)     (27,376)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                            (115,702)    (34,462)   (251,763)    (51,054)    (145,462)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                            525,969     130,576     783,820     206,797      719,132
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $  482,834   $ 112,717   $ 581,395   $ 198,786   $  610,864
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                     468,153     110,356     613,520     110,548     523,924
Contract purchase payments                                                     806         294         218         637         909
Net transfers(1)                                                            (4,068)      8,734     (13,618)      4,246      10,540
Contract terminations:
   Surrender benefits and contract charges                                 (83,926)    (34,357)   (156,254)    (25,594)    (97,871)
   Death benefits                                                          (12,380)     (1,221)    (22,949)     (2,956)    (19,370)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                           368,585      83,806     420,917      86,881     418,132
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


8 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
  RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                      ------------------------------------------------------------
                                                                         OPPEN        PUT VT      PUT VT      PUT VT      PUT VT
                                                                         HI INC      DIV INC,    DIV INC,   GRO & INC,  GRO & INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                       VA         CL IA       CL IB       CL IA       CL IB
OPERATIONS

Investment income (loss) -- net                                        $  19,481    $   6,786   $  21,761   $   12,449  $     3,200
Net realized gain (loss) on sales of investments                          (8,732)      (6,572)     (7,211)       7,311       22,651
Distributions from capital gains                                              --           --          --           --       31,092
Net change in unrealized appreciation or depreciation of investments      12,237        5,846       6,929       31,773       96,597
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           22,986        6,060      21,479       51,533      153,540
====================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                   582           --       1,208           --        1,288
Net transfers(1)                                                           2,338           42       3,738      (14,839)      58,839
Contract terminations:
   Surrender benefits and contract charges                               (65,283)     (53,965)   (114,472)    (155,546)    (290,651)
   Death benefits                                                         (8,349)          --      (9,236)      (9,406)     (96,817)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                           (70,712)     (53,923)   (118,762)    (179,791)    (327,341)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          322,452      160,425     500,338      482,399    1,296,435
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                              $ 274,726    $ 112,562   $ 403,055   $  354,141  $ 1,122,634
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                   246,725      117,428     358,206      349,525    1,069,814
Contract purchase payments                                                   438           --         862           --        1,061
Net transfers(1)                                                           1,751           30       2,662      (10,844)      46,233
Contract terminations:
   Surrender benefits and contract charges                               (47,961)     (39,059)    (80,115)    (108,103)    (234,053)
   Death benefits                                                         (6,131)          --      (6,303)      (6,575)     (78,872)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         194,822       78,399     275,312      224,003      804,183
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                        -------------------------------------------------------------------------
                                                            PUT VT         PUT VT         PUT VT        PUT VT
                                                          HI YIELD,      HI YIELD,       NEW OPP,      VOYAGER,       RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                        CL IA          CL IB          CL IA          CL IB          BAL
OPERATIONS

Investment income (loss) -- net                         $     13,703   $      16,036   $    (1,324)  $     (9,212)  $    11,811
Net realized gain (loss) on sales of investments             (28,940)        (16,207)      (19,529)      (140,762)      (33,008)
Distributions from capital gains                                  --              --            --             --        53,137
Net change in unrealized appreciation or depreciation
   of investments                                             29,565          18,955        28,448        166,278        98,038
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 14,328          18,784         7,595         16,304       129,978
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                        --             585            --           (533)        1,180
Net transfers(1)                                                   6           2,158          (129)       (14,200)     (169,033)
Contract terminations:
   Surrender benefits and contract charges                   (81,675)        (81,128)      (55,347)      (173,912)     (345,478)
   Death benefits                                             (3,367)         (8,443)       (3,165)       (60,715)      (10,070)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               (85,036)        (86,828)      (58,641)      (249,360)     (523,401)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              212,270         252,370       142,927        837,878     1,361,594
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $    141,562   $     184,326   $    91,881   $    604,822   $   968,171
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       169,770         186,731       123,283        760,197     1,169,645
Contract purchase payments                                        --             426            --           (472)          987
Net transfers(1)                                                   4           1,567           (87)       (12,318)     (140,952)
Contract terminations:
   Surrender benefits and contract charges                   (63,403)        (57,644)      (46,658)      (161,751)     (284,136)
   Death benefits                                             (2,561)         (5,931)       (2,657)       (57,784)       (8,209)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             103,810         125,149        73,881        527,872       737,335
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


10 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                        -------------------------------------------------------------------------
                                                            RVS VP         RVS VP        RVS VP        RVS VP         RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                      CASH MGMT       DIV BOND      INTL OPP      LG CAP EQ     MID CAP GRO
OPERATIONS

Investment income (loss) -- net                         $     23,959   $      61,125   $       578   $     (1,962)  $    (1,780)
Net realized gain (loss) on sales of investments                  --          (5,959)        3,533        (19,942)       (2,869)
Distributions from capital gains                                  --              --            --             --         6,980
Net change in unrealized appreciation or depreciation
   of investments                                                  1          25,581        25,504        151,686       (12,914)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 23,960          80,747        29,615        129,782       (10,583)
=================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                    27,772       1,788,827           607         12,683           225
Net transfers(1)                                              21,991         183,967         5,025        121,995       243,759
Contract terminations:
   Surrender benefits and contract charges                  (293,542)       (198,882)      (59,403)      (146,061)      (53,611)
   Death benefits                                             (9,006)        (19,154)       (1,883)       (16,966)       (1,444)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (252,785)      1,754,758       (55,654)       (28,349)      188,929
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              902,927       1,422,044       150,854        956,945           341
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $    674,102   $   3,257,549   $   124,815   $  1,058,378   $   178,687
=================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                       872,068       1,274,667       136,819        892,051            --
Contract purchase payments                                    23,450       1,679,911           323         10,817            --
Net transfers(1)                                              21,287         174,710         4,295        109,474       244,050
Contract terminations:
   Surrender benefits and contract charges                  (282,010)       (160,464)      (47,911)      (129,831)      (56,287)
   Death benefits                                             (8,396)        (15,744)       (1,417)       (15,115)       (1,491)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             626,399       2,953,080        92,109        867,396       186,272
=================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                                -------------------------------------------------------------------
                                                                  AIM VI        AIM VI         AC VP         AC VP     JANUS ASPEN
                                                                 CORE EQ,      INTL GRO,     INC & GRO,       VAL,         BAL,
YEAR ENDED DEC. 31, 2005                                          SER I          SER I         CL I           CL I         INST
OPERATIONS

Investment income (loss) -- net                                 $       141   $    (1,758)  $      2,057   $  (1,110)  $    27,386
Net realized gain (loss) on sales of investments                    (14,139)          451          3,221       4,247         1,814
Distributions from capital gains                                         --            --             --      22,989            --
Net change in unrealized appreciation or
   depreciation of investments                                       36,369        31,863          3,646     (18,602)      172,883
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                        22,371        30,556          8,924       7,524       202,083
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                              180           120            180         120           120
Net transfers(1)                                                     (8,843)      (17,052)        18,781       3,872      (187,356)
Contract terminations:
   Surrender benefits and contract charges                          (84,274)      (44,620)       (38,722)    (17,129)     (275,609)
   Death benefits                                                        --            --             --          --      (116,030)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                      (92,937)      (61,552)       (19,761)    (13,137)     (578,875)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                     670,829       232,001        295,236     224,878     3,574,991
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                       $   600,263   $   201,005   $    284,399   $ 219,265   $ 3,198,199
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                              626,548       206,523        256,130     144,376     2,463,791
Contract purchase payments                                              171           108            161          79            85
Net transfers(1)                                                     (8,005)      (14,433)        16,177       2,543      (125,714)
Contract terminations:
   Surrender benefits and contract charges                          (78,837)      (38,338)       (33,363)    (11,090)     (188,056)
   Death benefits                                                        --            --             --          --       (79,579)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                    539,877       153,860        239,105     135,908     2,070,527
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


12 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                               -------------------------------------------------------------------
                                                               JANUS ASPEN                                               OPPEN
                                                                WORLD GRO,      OPCAP         OPCAP        OPCAP       CAP APPR
YEAR ENDED DEC. 31, 2005 (CONTINUED)                              INST           EQ          MANAGED       SM CAP         VA
OPERATIONS

Investment income (loss) -- net                                $      (165)  $    (1,278)  $     (1,136)  $  (2,890)  $    (3,200)
Net realized gain (loss) on sales of investments                   (48,331)        1,773          4,923       4,628       (10,320)
Distributions from capital gains                                        --            --         30,005      28,800            --
Net change in unrealized appreciation or
   depreciation of investments                                      69,461         6,189         (1,533)    (35,660)       37,572
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                       20,965         6,684         32,259      (5,122)       24,052
==================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                             120           120            120         120           120
Net transfers(1)                                                   (23,669)        7,502         55,781       4,472        (5,137)
Contract terminations:
   Surrender benefits and contract charges                         (59,952)      (15,535)      (203,754)    (21,363)      (58,596)
   Death benefits                                                  (11,479)           --         (6,714)         --       (17,241)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                     (94,980)       (7,913)      (154,567)    (16,771)      (80,854)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                    599,984       131,805        906,128     228,690       775,934
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                      $   525,969   $   130,576   $    783,820   $ 206,797   $   719,132
==================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                             557,604       117,581        736,312     120,515       585,865
Contract purchase payments                                             114           109             98          71            94
Net transfers(1)                                                   (22,413)        6,471         45,669       2,111        (3,512)
Contract terminations:
   Surrender benefits and contract charges                         (56,570)      (13,805)      (163,231)    (12,149)      (44,661)
   Death benefits                                                  (10,582)           --         (5,328)         --       (13,862)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                   468,153       110,356        613,520     110,548       523,924
==================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 13

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                       OPPEN       PUT VT      PUT VT       PUT VT        PUT VT
                                                                       HI INC     DIV INC,     DIV INC,    GRO & INC    GRO & INC,
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                     VA        CL IA        CL IB        CL IA        CL IB
OPERATIONS

Investment income (loss) -- net                                      $  18,164   $   18,482   $  31,418   $    4,480   $     3,589
Net realized gain (loss) on sales of investments                        (5,716)     (18,203)     (2,392)      (7,025)        3,686
Distributions from capital gains                                            --           --          --           --            --
Net change in unrealized appreciation or depreciation of
   investments                                                         (10,169)       4,292     (20,674)      21,318        41,431
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          2,279        4,571       8,352       18,773        48,706
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                 360           --         780           --           180
Net transfers(1)                                                        (3,444)      (9,395)     (4,062)      68,814       (92,373)
Contract terminations:
   Surrender benefits and contract charges                             (21,807)    (154,693)    (71,085)    (339,143)     (168,879)
   Death benefits                                                           --       (1,803)         --       (6,288)      (40,361)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         (24,891)    (165,891)    (74,367)    (276,617)     (301,433)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                        345,064      321,745     566,353      740,243     1,549,162
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                            $ 322,452   $  160,425   $ 500,338   $  482,399   $ 1,296,435
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                 266,402      239,782     412,027      557,896     1,331,870
Contract purchase payments                                                 282           --         572           --           161
Net transfers(1)                                                        (3,094)      (6,945)     (2,898)      51,319       (78,977)
Contract terminations:
   Surrender benefits and contract charges                             (16,865)    (114,063)    (51,495)    (255,021)     (148,368)
   Death benefits                                                           --       (1,346)         --       (4,669)      (34,872)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                       246,725      117,428     358,206      349,525     1,069,814
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


14 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                     -------------------------------------------------------------
                                                                       PUT VT      PUT VT       PUT VT      PUT VT
                                                                      HI YIELD,   HI YIELD,    NEW OPP,    VOYAGER,      RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                   CL IA        CL IB       CL IA       CL IB          BAL
OPERATIONS

Investment income (loss) -- net                                      $   25,745   $  17,892   $  (1,718)  $   (6,171)  $    18,958
Net realized gain (loss) on sales of investments                        (56,066)     (5,917)    (46,384)     (97,788)      (60,435)
Distributions from capital gains                                             --          --          --           --        43,142
Net change in unrealized appreciation or depreciation of
   investments                                                           35,446      (7,641)     60,246      138,161        33,208
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           5,125       4,334      12,144       34,202        34,873
===================================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                   --         360          --          120           120
Net transfers(1)                                                        (11,979)     (2,598)     (5,361)     (46,296)     (117,383)
Contract terminations:
   Surrender benefits and contract charges                             (141,195)    (25,006)    (83,165)     (66,379)     (473,891)
   Death benefits                                                       (12,349)         --          --      (17,250)      (40,406)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                         (165,523)    (27,244)    (88,526)    (129,805)     (631,560)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                         372,668     275,280     219,309      933,481     1,958,281
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                            $  212,270   $ 252,370   $ 142,927   $  837,878   $ 1,361,594
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                  304,092     207,077     205,758      882,665     1,723,941
Contract purchase payments                                                   --         275          --          120           108
Net transfers(1)                                                         (9,708)     (1,910)     (4,680)     (43,168)     (103,483)
Contract terminations:
   Surrender benefits and contract charges                             (114,758)    (18,711)    (77,795)     (63,391)     (416,191)
   Death benefits                                                        (9,856)         --          --      (16,029)      (34,730)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                        169,770     186,731     123,283      760,197     1,169,645
===================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 15

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                             --------------------------------------------------
                                                                               RVS VP       RVS VP        RVS VP      RVS VP
YEAR ENDED DEC. 31, 2005 (CONTINUED)                                         CASH MGMT     DIV BOND      INTL OPP    LG CAP EQ
OPERATIONS

Investment income (loss) -- net                                              $  10,915   $     35,912   $      (55)  $  (1,964)
Net realized gain (loss) on sales of investments                                    --         (5,129)      (8,714)    (62,885)
Distributions from capital gains                                                    --             --           --          --
Net change in unrealized appreciation or depreciation of investments                --        (19,172)      25,877     115,049
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 10,915         11,611       17,108      50,200
===============================================================================================================================

CONTRACT TRANSACTIONS

Contract purchase payments                                                     324,971         14,439          120     495,223
Net transfers(1)                                                               309,105         69,202      (12,557)      5,506
Contract terminations:
   Surrender benefits and contract charges                                    (125,480)      (217,765)     (32,637)   (172,150)
   Death benefits                                                                   --         (1,735)          --          --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 508,596       (135,859)     (45,074)    328,579
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                383,416      1,546,292      178,820     578,166
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $ 902,927   $  1,422,044   $  150,854   $ 956,945
===============================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                         377,586      1,384,964      182,249     567,909
Contract purchase payments                                                     324,985         13,774          125     486,627
Net transfers(1)                                                               283,754         60,845      (12,594)      5,212
Contract terminations:
   Surrender benefits and contract charges                                    (114,257)      (183,441)     (32,961)   (167,697)
   Death benefits                                                                   --         (1,475)          --          --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                               872,068      1,274,667      136,819     892,051
===============================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


16 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

On Dec. 31, 2006, American Centurion Life Assurance Company merged into an affiliate company, IDS Life Insurance Company of New York (IDS Life of New
York). At that time, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This merger helped simplify the overall corporate structure because the two life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of your contract.

RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2) (the Account) was established under New York law and the subaccounts are registered together as a single unit investment trust of RiverSource Life of NY under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for RiverSource(R) Personal Portfolio Plus 2 Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity (previously American Centurion Life ACL Personal Portfolio Plus 2 Variable Annuity and American Centurion Life ACL Personal Portfolio Variable Annuity) contracts issued by RiverSource Life of NY.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                    FUND
-------------------------------------------------------------------------------------------------
AIM VI Core Eq, Ser I         AIM V.I. Core Equity Fund, Series I Shares(1)
AIM VI Intl Gro, Ser I        AIM V.I. International Growth Fund, Series I Shares
AC VP Inc & Gro, Cl I         American Century VP Income & Growth, Class I
AC VP Val, Cl I               American Century VP Value, Class I
Janus Aspen Bal, Inst         Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen World Gro, Inst   Janus Aspen Series Worldwide Growth Portfolio: Institutional Shares
OpCap Eq                      OpCap Equity Portfolio
OpCap Managed                 OpCap Managed Portfolio
OpCap Sm Cap                  OpCap Small Cap Portfolio
Oppen Cap Appr VA             Oppenheimer Capital Appreciation Fund/VA
Oppen Hi Inc VA               Oppenheimer High Income Fund/VA
Put VT Div Inc, Cl IA         Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB         Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA       Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB       Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hi Yield, Cl IA        Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB        Putnam VT High Yield Fund - Class IB Shares
Put VT New Opp, Cl IA         Putnam VT New Opportunities Fund - Class IA Shares
Put VT Voyager, Cl IB         Putnam VT Voyager Fund - Class IB Shares
RVS VP Bal                    RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt              RiverSource(R) Variable Portfolio - Cash Management Fund
RVS VP Div Bond               RiverSource(R) Variable Portfolio - Diversified Bond Fund
RVS VP Intl Opp               RiverSource(R) Variable Portfolio - International Opportunity Fund
RVS VP Lg Cap Eq              RiverSource(R) Variable Portfolio - Large Cap Equity Fund(2)
RVS VP Mid Cap Gro            RiverSource(R) Variable Portfolio - Mid Cap Growth Fund(3)
-------------------------------------------------------------------------------------------------

(1)   AIM V.I. Premier Equity Fund, Series I Shares merged into AIM V.I. Core
      Equity Fund, Series I Shares on April 28, 2006.

(2)   RiverSource(R) Variable Portfolio - New Dimensions Fund(R) merged into
      RiverSource(R) Variable Portfolio - Large Cap Equity Fund on March 17,
      2006.

(3)   RiverSource(R) Variable Portfolio - Strategy Aggressive Fund merged into
      RiverSource(R) Variable Portfolio - Mid Cap Growth Fund on March 17,
      2006.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 17

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account. RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $30 per year. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. WITHDRAWAL CHARGES

RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product's prospectus. Charges by RiverSource Life of NY for withdrawals are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY.


18 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

6. RELATED PARTY TRANSACTIONS

Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the following RiverSource(R) Variable Portfolio Funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                     CURRENT PERCENTAGE      PERCENTAGE RANGE
FUND                                                                       RANGE          PRIOR TO MARCH 1, 2006
----------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                     0.530% to 0.350%       0.630% to 0.550%
RiverSource(R) Variable Portfolio - Cash Management Fund              0.330% to 0.150%       0.510% to 0.440%
RiverSource(R) Variable Portfolio - Diversified Bond Fund             0.480% to 0.290%       0.610% to 0.535%
RiverSource(R) Variable Portfolio - International Opportunity Fund    0.800% to 0.570%       0.870% to 0.795%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund             0.600% to 0.375%       0.630% to 0.570%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               0.700% to 0.475%       0.650% to 0.560%
----------------------------------------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:

RiverSource(R) Variable Portfolio - International Opportunity Fund RiverSource(R) Variable Portfolio - Large Cap Equity Fund
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund

Effective March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under this agreement for all RiverSource(R) Variable Portfolio Funds is an annual rate of 0.06% of average daily net assets. Previously these transfer agent fees were included in the Investment Management Services Agreement. Although the management fee schedules vary by each Fund, this change decreases the management fee rate between 0.03% and 0.15% of average daily net assets.

Effective Jan. 1, 2007, the Funds have an agreement with RiverSource Distributors, Inc. for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays RiverSource Distributors, Inc. a fee at an annual rate of up to 0.125% of each Fund's average daily net assets. Prior to Jan. 1, 2007, the Funds had an agreement with RiverSource Life Insurance Company (RiverSource Life) for distribution services, and under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid RiverSource Life a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

The following RiverSource(R) Variable Portfolio Funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                     CURRENT PERCENTAGE      PERCENTAGE RANGE
FUND                                                                       RANGE          PRIOR TO OCT. 1, 2005
---------------------------------------------------------------------------------------------------------------
RiverSource(R) Variable Portfolio - Balanced Fund                     0.060% to 0.030%       0.040% to 0.020%
RiverSource(R) Variable Portfolio - Cash Management Fund              0.060% to 0.030%       0.030% to 0.020%
RiverSource(R) Variable Portfolio - Diversified Bond Fund             0.070% to 0.040%       0.050% to 0.025%
RiverSource(R) Variable Portfolio - International Opportunity Fund    0.080% to 0.050%       0.060% to 0.035%
RiverSource(R) Variable Portfolio - Large Cap Equity Fund             0.060% to 0.030%       0.050% to 0.030%
RiverSource(R) Variable Portfolio - Mid Cap Growth Fund               0.060% to 0.030%       0.060% to 0.030%
---------------------------------------------------------------------------------------------------------------

The RiverSource(R) Variable Portfolio Funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life of NY.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 19

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2006 were as follows:

SUBACCOUNT                    FUND                                                                    PURCHASES
---------------------------------------------------------------------------------------------------------------
AIM VI Core Eq, Ser I         AIM V.I. Core Equity Fund, Series I Shares                             $  459,501
AIM VI Intl Gro, Ser I        AIM V.I. International Growth Fund, Series I Shares                           869
AC VP Inc & Gro, Cl I         American Century VP Income & Growth, Class I                               12,598
AC VP Val, Cl I               American Century VP Value, Class I                                         23,375
Janus Aspen Bal, Inst         Janus Aspen Series Balanced Portfolio: Institutional Shares                89,895
Janus Aspen World Gro, Inst   Janus Aspen Series Worldwide Growth Portfolio: Institutional Shares        15,961
OpCap Eq                      OpCap Equity Portfolio                                                     19,202
OpCap Managed                 OpCap Managed Portfolio                                                    92,661
OpCap Sm Cap                  OpCap Small Cap Portfolio                                                  20,956
Oppen Cap Appr VA             Oppenheimer Capital Appreciation Fund/VA                                   19,775
Oppen Hi Inc VA               Oppenheimer High Income Fund/VA                                            39,678
Put VT Div Inc, Cl IA         Putnam VT Diversified Income Fund - Class IA Shares                         8,696
Put VT Div Inc, Cl IB         Putnam VT Diversified Income Fund - Class IB Shares                        32,846
Put VT Gro & Inc, Cl IA       Putnam VT Growth and Income Fund - Class IA Shares                         22,607
Put VT Gro & Inc, Cl IB       Putnam VT Growth and Income Fund - Class IB Shares                        104,250
Put VT Hi Yield, Cl IA        Putnam VT High Yield Fund - Class IA Shares                                25,093
Put VT Hi Yield, Cl IB        Putnam VT High Yield Fund - Class IB Shares                                21,711
Put VT New Opp, Cl IA         Putnam VT New Opportunities Fund - Class IA Shares                            392
Put VT Voyager, Cl IB         Putnam VT Voyager Fund - Class IB Shares                                    4,660
RVS VP Bal                    RiverSource(R) Variable Portfolio - Balanced Fund                          82,580
RVS VP Cash Mgmt              RiverSource(R) Variable Portfolio - Cash Management Fund                  141,502
RVS VP Div Bond               RiverSource(R) Variable Portfolio - Diversified Bond Fund               2,206,733
RVS VP Intl Opp               RiverSource(R) Variable Portfolio - International Opportunity Fund         11,031
RVS VP Lg Cap Eq              RiverSource(R) Variable Portfolio - Large Cap Equity Fund                 166,038
RVS VP Mid Cap Gro            RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                   253,482
---------------------------------------------------------------------------------------------------------------

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2006:

                                                        AIM VI     AIM VI       AC VP      AC VP
                                                       CORE EQ,   INTL GRO,   INC & GRO,    VAL,    JANUS ASPEN
PRICE LEVEL                                             SER I       SER I        CL I       CL I     BAL, INST
                                                       --------------------------------------------------------
1.00%                                                  $     --   $      --   $       --   $   --      $   --
1.05%                                                        --          --           --       --          --
1.10%                                                        --          --           --       --          --
1.15%                                                        --          --           --       --          --
1.20%                                                        --          --           --       --          --
1.25%                                                        --          --           --       --          --
1.30%                                                        --          --           --       --          --
1.35%                                                        --          --           --       --          --
1.40%                                                      1.28        1.65         1.37     1.89        1.69
1.50%                                                        --          --           --       --          --
1.55%                                                        --          --           --       --          --
1.65%                                                        --          --           --       --          --
1.70%                                                        --          --           --       --          --
---------------------------------------------------------------------------------------------------------------


20 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

                                                   JANUS ASPEN                                         OPPEN
                                                   WORLD GRO,      OPCAP      OPCAP        OPCAP      CAP APPR
PRICE LEVEL                                           INST          EQ       MANAGED      SM CAP         VA
                                                   ------------------------------------------------------------
1.00%                                                $    --      $    --     $   --      $   --       $   --
1.05%                                                     --           --         --          --           --
1.10%                                                     --           --         --          --           --
1.15%                                                     --           --         --          --           --
1.20%                                                     --           --         --          --           --
1.25%                                                     --           --         --          --           --
1.30%                                                     --           --         --          --           --
1.35%                                                     --           --         --          --           --
1.40%                                                   1.31         1.35       1.38        2.29         1.46
1.50%                                                     --           --         --          --           --
1.55%                                                     --           --         --          --           --
1.65%                                                     --           --         --          --           --
1.70%                                                     --           --         --          --           --
---------------------------------------------------------------------------------------------------------------

                                                       OPPEN       PUT VT    PUT VT       PUT VT       PUT VT
                                                      HI INC      DIV INC,   DIV INC,   GRO & INC,   GRO & INC,
PRICE LEVEL                                             VA         CL IA      CL IB       CL IA        CL IB
                                                     ----------------------------------------------------------
1.00%                                                $    --      $    --     $   --      $   --       $ 1.76
1.05%                                                     --           --         --          --           --
1.10%                                                     --           --         --          --         1.76
1.15%                                                     --           --         --          --           --
1.20%                                                     --           --         --          --           --
1.25%                                                     --           --         --          --         1.75
1.30%                                                     --           --         --          --         1.74
1.35%                                                     --           --         --          --         1.74
1.40%                                                   1.41         1.44       1.46        1.58         1.36
1.50%                                                     --           --         --          --           --
1.55%                                                     --           --         --          --         1.73
1.65%                                                     --           --         --          --         1.72
1.70%                                                     --           --         --          --           --
---------------------------------------------------------------------------------------------------------------

                                                      PUT VT      PUT VT      PUT VT     PUT VT
                                                    HI YIELD,    HI YIELD,   NEW OPP,    VOYAGER,      RVS VP
PRICE LEVEL                                           CL IA        CL IB      CL IA       CL IB          BAL
                                                    -----------------------------------------------------------
1.00%                                                $    --      $    --     $   --      $  --        $   --
1.05%                                                     --           --         --         --            --
1.10%                                                     --           --         --         --            --
1.15%                                                     --           --         --         --            --
1.20%                                                     --           --         --         --            --
1.25%                                                     --           --         --         --            --
1.30%                                                     --           --         --         --            --
1.35%                                                     --           --         --         --            --
1.40%                                                   1.36         1.47       1.24       1.15          1.31
1.50%                                                     --           --         --         --            --
1.55%                                                     --           --         --         --            --
1.65%                                                     --           --         --         --            --
1.70%                                                     --           --         --         --            --
---------------------------------------------------------------------------------------------------------------


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 21

                                                   RVS VP       RVS VP       RVS VP       RVS VP       RVS VP
PRICE LEVEL                                       CASH MGMT    DIV BOND     INTL OPP    LG CAP EQ   MID CAP GRO
                                                 --------------------------------------------------------------
1.00%                                              $  1.04      $ 1.09      $    --      $  1.08      $    --
1.05%                                                 1.02        1.04         1.18         1.14         1.05
1.10%                                                 1.04        1.09           --         1.08           --
1.15%                                                 1.05        1.05         1.46         1.23         1.12
1.20%                                                 1.02        1.04         1.18         1.14         1.05
1.25%                                                 1.03        1.08         1.18         1.08         1.05
1.30%                                                 1.03        1.08         1.46         1.23         1.11
1.35%                                                 1.03        1.08         1.46         1.23         1.11
1.40%                                                 1.10        1.23         1.35         1.21         0.96
1.50%                                                 1.04        1.04         1.45         1.22         1.11
1.55%                                                 1.02        1.07         1.45         1.22         1.11
1.65%                                                 1.02        1.06           --         1.08           --
1.70%                                                 1.04        1.04         1.45         1.22         1.11
---------------------------------------------------------------------------------------------------------------

The following is a summary of units outstanding at Dec. 31, 2006:

                                                    AIM VI       AIM VI       AC VP       AC VP     JANUS ASPEN
                                                   CORE EQ,    INTL GRO,   INC & GRO,      VAL,        BAL,
PRICE LEVEL                                         SER I        SER I        CL I        CL I         INST
                                                 --------------------------------------------------------------
1.00%                                                   --           --          --           --            --
1.05%                                                   --           --          --           --            --
1.10%                                                   --           --          --           --            --
1.15%                                                   --           --          --           --            --
1.20%                                                   --           --          --           --            --
1.25%                                                   --           --          --           --            --
1.30%                                                   --           --          --           --            --
1.35%                                                   --           --          --           --            --
1.40%                                              718,870      102,842     190,350       81,369     1,481,708
1.50%                                                   --           --          --           --            --
1.55%                                                   --           --          --           --            --
1.65%                                                   --           --          --           --            --
1.70%                                                   --           --          --           --            --
---------------------------------------------------------------------------------------------------------------
Total                                              718,870      102,842     190,350       81,369     1,481,708
---------------------------------------------------------------------------------------------------------------

                                                 JANUS ASPEN                                           OPPEN
                                                  WORLD GRO,      OPCAP       OPCAP       OPCAP      CAP APPR
PRICE LEVEL                                         INST           EQ        MANAGED     SM CAP         VA
                                                 --------------------------------------------------------------
1.00%                                                   --           --           --          --           --
1.05%                                                   --           --           --          --           --
1.10%                                                   --           --           --          --           --
1.15%                                                   --           --           --          --           --
1.20%                                                   --           --           --          --           --
1.25%                                                   --           --           --          --           --
1.30%                                                   --           --           --          --           --
1.35%                                                   --           --           --          --           --
1.40%                                              368,585       83,806      420,917      86,881      418,132
1.50%                                                   --           --           --          --           --
1.55%                                                   --           --           --          --           --
1.65%                                                   --           --           --          --           --
1.70%                                                   --           --           --          --           --
---------------------------------------------------------------------------------------------------------------
Total                                              368,585       83,806      420,917      86,881      418,132
---------------------------------------------------------------------------------------------------------------


22 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

                                                    OPPEN         PUT VT     PUT VT      PUT VT        PUT VT
                                                    HI INC       DIV INC,   DIV INC,   GRO & INC,    GRO & INC,
PRICE LEVEL                                           VA          CL IA      CL IB       CL IA         CL IB
                                                    -----------------------------------------------------------
1.00%                                                    --           --          --          --       11,066
1.05%                                                    --           --          --          --           --
1.10%                                                    --           --          --          --       20,391
1.15%                                                    --           --          --          --           --
1.20%                                                    --           --          --          --           --
1.25%                                                    --           --          --          --       21,356
1.30%                                                    --           --          --          --           --
1.35%                                                    --           --          --          --       16,801
1.40%                                               194,822       78,399     275,312     224,003      727,237
1.50%                                                    --           --          --          --           --
1.55%                                                    --           --          --          --        7,332
1.65%                                                    --           --          --          --           --
1.70%                                                    --           --          --          --           --
---------------------------------------------------------------------------------------------------------------
Total                                               194,822       78,399     275,312     224,003      804,183
---------------------------------------------------------------------------------------------------------------

                                                    PUT VT       PUT VT       PUT VT     PUT VT
                                                   HI YIELD,    HI YIELD,    NEW OPP,   VOYAGER,       RVS VP
PRICE LEVEL                                          CL IA        CL IB       CL IA      CL IB         BAL
                                                   ------------------------------------------------------------
1.00%                                                    --           --          --          --           --
1.05%                                                    --           --          --          --           --
1.10%                                                    --           --          --          --           --
1.15%                                                    --           --          --          --           --
1.20%                                                    --           --          --          --           --
1.25%                                                    --           --          --          --           --
1.30%                                                    --           --          --          --           --
1.35%                                                    --           --          --          --           --
1.40%                                               103,810      125,149      73,881     527,872      737,335
1.50%                                                    --           --          --          --           --
1.55%                                                    --           --          --          --           --
1.65%                                                    --           --          --          --           --
1.70%                                                    --           --          --          --           --
---------------------------------------------------------------------------------------------------------------
Total                                               103,810      125,149      73,881     527,872      737,335
---------------------------------------------------------------------------------------------------------------

                                                     RVS VP      RVS VP       RVS VP     RVS VP       RVS VP
PRICE LEVEL                                        CASH MGMT    DIV BOND     INTL OPP   LG CAP EQ   MID CAP GRO
                                                   ------------------------------------------------------------
1.00%                                                 1,418        64,864         --          --           --
1.05%                                                 1,057       195,475         --          --           --
1.10%                                                49,302       216,450         --          --           --
1.15%                                               106,494        78,638         --      87,393           --
1.20%                                                    --       208,125         --          --           --
1.25%                                                   968       210,603         --          --           --
1.30%                                                18,838        18,420         --      45,269           --
1.35%                                                39,940       600,921         --     277,000           --
1.40%                                               273,042       701,904     92,109     312,718      186,272
1.50%                                                 8,182       401,532         --     119,598           --
1.55%                                                 3,482       113,420         --       7,954           --
1.65%                                               117,430        44,418         --       2,593           --
1.70%                                                 6,246        98,310         --      14,871           --
---------------------------------------------------------------------------------------------------------------
Total                                               626,399     2,953,080     92,109     867,396      186,272
---------------------------------------------------------------------------------------------------------------


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 23

The following is a summary of net assets at Dec. 31, 2006:

                                                  AIM VI      AIM VI       AC VP         AC VP     JANUS ASPEN
                                                 CORE EQ,    INTL GRO,   INC & GRO,       VAL,         BAL,
PRICE LEVEL                                       SER I        SER I        CL I         CL I         INST
                                               ----------------------------------------------------------------
1.00%                                           $      --    $      --   $       --   $       --   $        --
1.05%                                                  --           --           --           --            --
1.10%                                                  --           --           --           --            --
1.15%                                                  --           --           --           --            --
1.20%                                                  --           --           --           --            --
1.25%                                                  --           --           --           --            --
1.30%                                                  --           --           --           --            --
1.35%                                                  --           --           --           --            --
1.40%                                             919,853      169,910      261,530      153,654     2,498,811
1.50%                                                  --           --           --           --            --
1.55%                                                  --           --           --           --            --
1.65%                                                  --           --           --           --            --
1.70%                                                  --           --           --           --            --
---------------------------------------------------------------------------------------------------------------
Total                                           $ 919,853    $ 169,910   $  261,530   $  153,654   $ 2,498,811
---------------------------------------------------------------------------------------------------------------

                                               JANUS ASPEN                                            OPPEN
                                                WORLD GRO,     OPCAP       OPCAP         OPCAP      CAP APPR
PRICE LEVEL                                        INST         EQ        MANAGED       SM CAP         VA
                                               ----------------------------------------------------------------
1.00%                                           $      --    $      --   $       --   $       --   $        --
1.05%                                                  --           --           --           --            --
1.10%                                                  --           --           --           --            --
1.15%                                                  --           --           --           --            --
1.20%                                                  --           --           --           --            --
1.25%                                                  --           --           --           --            --
1.30%                                                  --           --           --           --            --
1.35%                                                  --           --           --           --            --
1.40%                                             482,834      112,717      581,395      198,786       610,864
1.50%                                                  --           --           --           --            --
1.55%                                                  --           --           --           --            --
1.65%                                                  --           --           --           --            --
1.70%                                                  --           --           --           --            --
---------------------------------------------------------------------------------------------------------------
Total                                           $ 482,834    $ 112,717   $  581,395   $  198,786   $   610,864
---------------------------------------------------------------------------------------------------------------

                                                  OPPEN       PUT VT       PUT VT       PUT VT       PUT VT
                                                  HI INC      DIV INC,    DIV INC,    GRO & INC,    GRO & INC,
PRICE LEVEL                                         VA         CL IA       CL IB        CL IA         CL IB
                                               ----------------------------------------------------------------
1.00%                                           $      --    $      --   $       --   $       --   $    19,525
1.05%                                                  --           --           --           --            --
1.10%                                                  --           --           --           --        35,842
1.15%                                                  --           --           --           --            --
1.20%                                                  --           --           --           --            --
1.25%                                                  --           --           --           --        37,321
1.30%                                                  --           --           --           --           122
1.35%                                                  --           --           --           --        29,248
1.40%                                             274,726      112,562      403,055      354,141       987,784
1.50%                                                  --           --           --           --            --
1.55%                                                  --           --           --           --        12,671
1.65%                                                  --           --           --           --           121
1.70%                                                  --           --           --           --            --
---------------------------------------------------------------------------------------------------------------
Total                                           $ 274,726    $ 112,562   $  403,055   $  354,141   $ 1,122,634
---------------------------------------------------------------------------------------------------------------


24 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

                                                  PUT VT       PUT VT       PUT VT     PUT VT
                                                 HI YIELD,    HI YIELD,    NEW OPP,    VOYAGER,      RVS VP
PRICE LEVEL                                        CL IA        CL IB       CL IA       CL IB          BAL
                                                 --------------------------------------------------------------
1.00%                                            $      --   $       --   $      --   $       --   $        --
1.05%                                                   --           --          --           --            --
1.10%                                                   --           --          --           --            --
1.15%                                                   --           --          --           --            --
1.20%                                                   --           --          --           --            --
1.25%                                                   --           --          --           --            --
1.30%                                                   --           --          --           --            --
1.35%                                                   --           --          --           --            --
1.40%                                              141,562      184,326      91,881      604,822       968,171
1.50%                                                   --           --          --           --            --
1.55%                                                   --           --          --           --            --
1.65%                                                   --           --          --           --            --
1.70%                                                   --           --          --           --            --
---------------------------------------------------------------------------------------------------------------
Total                                            $ 141,562   $  184,326   $  91,881   $  604,822   $   968,171
---------------------------------------------------------------------------------------------------------------

                                                   RVS VP      RVS VP       RVS VP      RVS VP       RVS VP
PRICE LEVEL                                      CASH MGMT    DIV BOND     INTL OPP   LG CAP EQ    MID CAP GRO
                                                 --------------------------------------------------------------
1.00%                                            $   2,523   $   70,718   $      --   $      109   $        --
1.05%                                                3,114      204,156          89          115            80
1.10%                                               51,173      236,222          --          109            --
1.15%                                              111,609       82,344          75      107,639            57
1.20%                                                2,035      217,192          88          115            80
1.25%                                                3,084      227,446          88          108            80
1.30%                                               19,400       19,857          73       55,580            57
1.35%                                               41,032      647,121          73      339,731            57
1.40%                                              301,189      864,737     124,110      378,045       178,108
1.50%                                                8,514      417,379          73      146,216            56
1.55%                                                3,549      121,368          73        9,712            56
1.65%                                              119,374       47,248          --        2,797            --
1.70%                                                7,506      101,761          73       18,102            56
---------------------------------------------------------------------------------------------------------------
Total                                            $ 674,102   $3,257,549   $ 124,815   $1,058,378   $   178,687
---------------------------------------------------------------------------------------------------------------


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 25

9. FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended Dec. 31, 2006 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                                        AT DEC. 31                                     FOR THE YEAR ENDED DEC. 31
                        -------------------------------------------  ------------------------------------------------------------
                         UNITS  ACCUMULATION UNIT VALUE  NET ASSETS    INVESTMENT        EXPENSE RATIO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                        ---------------------------------------------------------------------------------------------------------
AIM VI CORE EQ, SER I
2006                      719      $ 1.28 to $ 1.28        $   920        0.59%          1.40% to 1.40%       15.09%  to  15.09%
2005                      540      $ 1.11 to $ 1.11        $   600        1.42%          1.40% to 1.40%        3.85%  to   3.85%
2004                      627      $ 1.07 to $ 1.07        $   671        0.89%          1.40% to 1.40%        7.45%  to   7.45%
2003                      775      $ 1.00 to $ 1.00        $   772        1.01%          1.40% to 1.40%       23.46%  to  23.46%
2002                      866      $ 0.81 to $ 0.81        $   703        0.31%          1.40% to 1.40%      (17.35%) to (17.35%)
---------------------------------------------------------------------------------------------------------------------------------
AIM VI INTL GRO, SER I
2006                      103      $ 1.65 to $ 1.65        $   170        0.88%          1.40% to 1.40%       26.46%  to  26.46%
2005                      154      $ 1.31 to $ 1.31        $   201        0.58%          1.40% to 1.40%       16.29%  to  16.29%
2004                      207      $ 1.12 to $ 1.12        $   232        0.62%          1.40% to 1.40%       22.28%  to  22.28%
2003                      258      $ 0.92 to $ 0.92        $   237        0.57%          1.40% to 1.40%       27.78%  to  27.78%
2002                      270      $ 0.72 to $ 0.72        $   195        0.50%          1.40% to 1.40%      (17.24%) to (17.24%)
---------------------------------------------------------------------------------------------------------------------------------
AC VP INC & GRO, CL I
2006                      190      $ 1.37 to $ 1.37        $   262        1.88%          1.40% to 1.40%       15.47%  to  15.47%
2005                      239      $ 1.19 to $ 1.19        $   284        2.09%          1.40% to 1.40%        3.18%  to   3.18%
2004                      256      $ 1.15 to $ 1.15        $   295        1.49%          1.40% to 1.40%       11.42%  to  11.42%
2003                      318      $ 1.03 to $ 1.03        $   329        1.45%          1.40% to 1.40%       27.16%  to  27.16%
2002                      389      $ 0.81 to $ 0.81        $   315        1.10%          1.40% to 1.40%      (20.59%) to (20.59%)
---------------------------------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
2006                       81      $ 1.89 to $ 1.89        $   154        1.56%          1.40% to 1.40%       17.01%  to  17.01%
2005                      136      $ 1.61 to $ 1.61        $   219        0.90%          1.40% to 1.40%        3.58%  to   3.58%
2004                      144      $ 1.56 to $ 1.56        $   225        1.04%          1.40% to 1.40%       12.74%  to  12.74%
2003                      168      $ 1.38 to $ 1.38        $   232        1.13%          1.40% to 1.40%       26.61%  to  26.61%
2002                      184      $ 1.09 to $ 1.09        $   200        0.89%          1.40% to 1.40%      (13.49%) to (13.49%)
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN BAL, INST
2006                    1,482      $ 1.69 to $ 1.69        $ 2,499        2.03%          1.40% to 1.40%        9.18%  to   9.18%
2005                    2,071      $ 1.54 to $ 1.54        $ 3,198        2.23%          1.40% to 1.40%        6.45%  to   6.45%
2004                    2,464      $ 1.45 to $ 1.45        $ 3,575        2.16%          1.40% to 1.40%        7.02%  to   7.02%
2003                    2,892      $ 1.36 to $ 1.36        $ 3,922        2.19%          1.40% to 1.40%       12.40%  to  12.40%
2002                    3,214      $ 1.21 to $ 1.21        $ 3,875        2.38%          1.40% to 1.40%       (7.63%) to  (7.63%)
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN WORLD
GRO, INST
2006                      369      $ 1.31 to $ 1.31        $   483        1.70%          1.40% to 1.40%       16.57%  to  16.57%
2005                      468      $ 1.12 to $ 1.12        $   526        1.37%          1.40% to 1.40%        4.40%  to   4.40%
2004                      558      $ 1.07 to $ 1.07        $   600        1.00%          1.40% to 1.40%        3.32%  to   3.32%
2003                      636      $ 1.04 to $ 1.04        $   662        1.11%          1.40% to 1.40%       22.35%  to  22.35%
2002                      677      $ 0.85 to $ 0.85        $   576        0.87%          1.40% to 1.40%      (26.72%) to (26.72%)
---------------------------------------------------------------------------------------------------------------------------------
OPCAP EQ
2006                       84      $ 1.35 to $ 1.35        $   113        0.45%          1.40% to 1.40%       13.68%  to  13.68%
2005                      110      $ 1.18 to $ 1.18        $   131        0.43%          1.40% to 1.40%        5.56%  to   5.56%
2004                      118      $ 1.12 to $ 1.12        $   132        1.02%          1.40% to 1.40%       10.37%  to  10.37%
2003                      143      $ 1.02 to $ 1.02        $   146        1.32%          1.40% to 1.40%       27.50%  to  27.50%
2002                      149      $ 0.80 to $ 0.80        $   120        0.90%          1.40% to 1.40%      (22.33%) to (22.33%)
---------------------------------------------------------------------------------------------------------------------------------


26 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

                                        AT DEC. 31                                       FOR THE YEAR ENDED DEC. 31
                       -------------------------------------------  ----------------------------------------------------------------
                        UNITS  ACCUMULATION UNIT VALUE  NET ASSETS    INVESTMENT         EXPENSE RATIO            TOTAL RETURN
                       (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                       -------------------------------------------------------------------------------------------------------------
OPCAP MANAGED
2006                     421      $ 1.38 to $ 1.38        $   581        1.90%           1.40% to 1.40%       8.13%    to   8.13%
2005                     614      $ 1.28 to $ 1.28        $   784        1.27%           1.40% to 1.40%       3.82%    to   3.82%
2004                     736      $ 1.23 to $ 1.23        $   906        1.56%           1.40% to 1.40%       9.23%    to   9.23%
2003                     941      $ 1.13 to $ 1.13        $ 1,060        1.79%           1.40% to 1.40%      20.21%    to  20.21%
2002                     989      $ 0.94 to $ 0.94        $   928        2.07%           1.40% to 1.40%     (18.26%)   to (18.26%)
------------------------------------------------------------------------------------------------------------------------------------
OPCAP SM CAP
2006                      87      $ 2.29 to $ 2.29        $   199          --            1.40% to 1.40%      22.36%    to  22.36%
2005                     111      $ 1.87 to $ 1.87        $   207          --            1.40% to 1.40%      (1.33%)   to  (1.33%)
2004                     121      $ 1.90 to $ 1.90        $   229        0.05%           1.40% to 1.40%      16.24%    to  16.24%
2003                     154      $ 1.63 to $ 1.63        $   252        0.05%           1.40% to 1.40%      40.52%    to  40.52%
2002                     148      $ 1.16 to $ 1.16        $   171        0.08%           1.40% to 1.40%     (22.67%)   to (22.67%)
------------------------------------------------------------------------------------------------------------------------------------
OPPEN CAP APPR VA
2006                     418      $ 1.46 to $ 1.46        $   611        0.40%           1.40% to 1.40%       6.45%    to   6.45%
2005                     524      $ 1.37 to $ 1.37        $   719        0.96%           1.40% to 1.40%       3.64%    to   3.64%
2004                     586      $ 1.32 to $ 1.32        $   776        0.32%           1.40% to 1.40%       5.45%    to   5.45%
2003                     633      $ 1.26 to $ 1.26        $   795        0.40%           1.40% to 1.40%      29.90%    to  29.90%
2002                     657      $ 0.97 to $ 0.97        $   639        0.63%           1.40% to 1.40%     (28.15%)   to (28.15%)
------------------------------------------------------------------------------------------------------------------------------------
OPPEN HI INC VA
2006                     195      $ 1.41 to $ 1.41        $   275        7.76%           1.40% to 1.40%       7.91%    to   7.91%
2005                     247      $ 1.31 to $ 1.31        $   322        6.88%           1.40% to 1.40%       0.90%    to   0.90%
2004                     266      $ 1.30 to $ 1.30        $   345        6.20%           1.40% to 1.40%       7.45%    to   7.45%
2003                     280      $ 1.21 to $ 1.21        $   337        7.37%           1.40% to 1.40%      22.22%    to  22.22%
2002                     318      $ 0.99 to $ 0.99        $   314       11.47%           1.40% to 1.40%      (2.94%)   to  (2.94%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IA
2006                      78      $ 1.44 to $ 1.44        $   113        6.62%           1.40% to 1.40%       5.13%    to   5.13%
2005                     117      $ 1.37 to $ 1.37        $   160        9.03%           1.40% to 1.40%       1.85%    to   1.85%
2004                     240      $ 1.34 to $ 1.34        $   322        9.48%           1.40% to 1.40%       8.06%    to   8.06%
2003                     290      $ 1.24 to $ 1.24        $   360        9.51%           1.40% to 1.40%      18.10%    to  18.10%
2002                     372      $ 1.05 to $ 1.05        $   389        9.50%           1.40% to 1.40%       5.00%    to   5.00%
------------------------------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IB
2006                     275      $ 1.46 to $ 1.46        $   403        6.03%           1.40% to 1.40%       4.82%    to   4.82%
2005                     358      $ 1.40 to $ 1.40        $   500        7.29%           1.40% to 1.40%       1.62%    to   1.62%
2004                     412      $ 1.37 to $ 1.37        $   566        9.36%           1.40% to 1.40%       7.69%    to   7.69%
2003                     451      $ 1.28 to $ 1.28        $   576        9.24%           1.40% to 1.40%      18.52%    to  18.52%
2002                     546      $ 1.08 to $ 1.08        $   588        9.20%           1.40% to 1.40%       4.85%    to   4.85%
------------------------------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IA
2006                     224      $ 1.58 to $ 1.58        $   354        4.54%           1.40% to 1.40%      14.58%    to  14.58%
2005                     350      $ 1.38 to $ 1.38        $   482        2.16%           1.40% to 1.40%       4.04%    to   4.04%
2004                     558      $ 1.33 to $ 1.33        $   740        1.86%           1.40% to 1.40%       9.82%    to   9.82%
2003                     731      $ 1.21 to $ 1.21        $   883        2.14%           1.40% to 1.40%      26.04%    to  26.04%
2002                     878      $ 0.96 to $ 0.96        $   843        1.88%           1.40% to 1.40%     (20.00%)   to (20.00%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
2006                     804      $ 1.76 to $ 1.72        $ 1,123        1.66%           1.00% to 1.65%      14.76%    to  14.02%
2005                   1,070      $ 1.54 to $ 1.51        $ 1,296        1.64%           1.00% to 1.65%       4.18%    to   3.51%
2004                   1,332      $ 1.48 to $ 1.46        $ 1,549        1.58%           1.00% to 1.65%      10.01%    to   9.29%
2003                   1,521      $ 1.34 to $ 1.33        $ 1,603        1.80%           1.00% to 1.65%      34.00%(4) to  33.00%(4)
2002                   1,621      $ 0.83 to $ 0.83        $ 1,350        1.60%           1.40% to 1.40%     (20.19%)   to (20.19%)
------------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 27

                                         AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                        -------------------------------------------  ---------------------------------------------------------------

                         UNITS  ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        EXPENSE RATIO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)   LOWEST TO HIGHEST(3)
                        ------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IA
2006                       104      $ 1.36 to $ 1.36      $   142          9.19%        1.40%  to 1.40%      9.07%     to   9.07%
2005                       170      $ 1.25 to $ 1.25      $   212          9.99%        1.40%  to 1.40%      2.04%     to   2.04%
2004                       304      $ 1.23 to $ 1.23      $   373          8.43%        1.40%  to 1.40%      9.45%     to   9.45%
2003                       390      $ 1.12 to $ 1.12      $   437         10.99%        1.40%  to 1.40%     24.44%     to  24.44%
2002                       473      $ 0.90 to $ 0.90      $   423         14.03%        1.40%  to 1.40%     (1.10%)    to  (1.10%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IB
2006                       125      $ 1.47 to $ 1.47      $   184          8.48%        1.40%  to 1.40%      9.00%     to   9.00%
2005                       187      $ 1.35 to $ 1.35      $   252          8.21%        1.40%  to 1.40%      1.67%     to   1.67%
2004                       207      $ 1.33 to $ 1.33      $   275          8.35%        1.40%  to 1.40%      9.01%     to   9.01%
2003                       221      $ 1.22 to $ 1.22      $   270         10.82%        1.40%  to 1.40%     24.49%     to  24.49%
2002                       263      $ 0.98 to $ 0.98      $   257         13.18%        1.40%  to 1.40%     (2.00%)    to  (2.00%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT NEW OPP, CL IA
2006                        74      $ 1.24 to $ 1.24      $    92          0.19%        1.40%  to 1.40%      7.32%     to   7.32%
2005                       123      $ 1.16 to $ 1.16      $   143          0.44%        1.40%  to 1.40%      8.80%     to   8.80%
2004                       206      $ 1.07 to $ 1.07      $   219            --         1.40%  to 1.40%      9.03%     to   9.03%
2003                       261      $ 0.98 to $ 0.98      $   255            --         1.40%  to 1.40%     30.67%     to  30.67%
2002                       317      $ 0.75 to $ 0.75      $   237            --         1.40%  to 1.40%    (31.19%)    to (31.19%)
------------------------------------------------------------------------------------------------------------------------------------
PUT VT VOYAGER, CL IB
2006                       528      $ 1.15 to $ 1.15      $   605          0.12%        1.40%  to 1.40%      3.97%     to   3.97%
2005                       760      $ 1.10 to $ 1.10      $   838          0.68%        1.40%  to 1.40%      4.23%     to   4.23%
2004                       883      $ 1.06 to $ 1.06      $   933          0.26%        1.40%  to 1.40%      3.57%     to   3.57%
2003                       995      $ 1.02 to $ 1.02      $ 1,016          0.39%        1.40%  to 1.40%     22.89%     to  22.89%
2002                     1,116      $ 0.83 to $ 0.83      $   926          0.67%        1.40%  to 1.40%    (27.19%)    to (27.19%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP BAL
2006                       737      $ 1.31 to $ 1.31      $   968          2.43%        1.40%  to 1.40%     12.80%     to  12.80%
2005                     1,170      $ 1.16 to $ 1.16      $ 1,362          2.55%        1.40%  to 1.40%      2.48%     to   2.48%
2004                     1,724      $ 1.14 to $ 1.14      $ 1,958          2.26%        1.40%  to 1.40%      8.07%     to   8.07%
2003                     2,090      $ 1.05 to $ 1.05      $ 2,196          2.26%        1.40%  to 1.40%     17.98%     to  17.98%
2002                     2,318      $ 0.89 to $ 0.89      $ 2,055          2.64%        1.40%  to 1.40%    (13.59%)    to (13.59%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT
2006                       626      $ 1.04 to $ 1.04      $   674          4.36%        1.00%  to 1.70%      3.46%     to   2.73%
2005                       872      $ 1.01 to $ 1.01      $   903          2.66%        1.00%  to 1.70%      1.59%     to   0.88%
2004                       378      $ 0.99 to $ 1.00      $   383          0.99%        1.00%  to 1.70%     (0.28%)    to (0.04%)(5)
2003                        53      $ 0.99 to $ 0.99      $    60          0.50%        1.00%  to 1.65%     (1.00%)(4) to (1.00%)(4)
2002                        47      $ 1.07 to $ 1.07      $    51          1.16%        1.40%  to 1.40%     (0.93%)    to  (0.93%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND
2006                     2,953      $ 1.09 to $ 1.04      $ 3,258          4.40%        1.00%  to 1.70%      3.38%     to   2.66%
2005                     1,275      $ 1.05 to $ 1.01      $ 1,422          3.71%        1.00%  to 1.70%      1.11%     to   0.42%
2004                     1,385      $ 1.04 to $ 1.00      $ 1,546          3.84%        1.00%  to 1.70%      3.45%     to   0.40%(5)
2003                     1,012      $ 1.01 to $ 1.00      $ 1,126          3.59%        1.00%  to 1.65%      1.00%(4)  to   0.00%(4)
2002                       794      $ 1.12 to $ 1.12      $   889          5.05%        1.40%  to 1.40%      3.70%     to   3.70%
------------------------------------------------------------------------------------------------------------------------------------
RVS VP INTL OPP
2006                        92      $ 1.18 to $ 1.45      $   125          1.80%        1.05%  to 1.70%     19.01%(7)  to  22.08%
2005                       137      $ 1.19 to $ 1.18      $   151          1.36%        1.15%  to 1.70%     12.57%     to  11.95%
2004                       182      $ 1.06 to $ 1.06      $   179          1.09%        1.15%  to 1.70%      6.05%(5)  to   5.98%(5)
2003                       222      $ 0.85 to $ 0.85      $   188          0.93%        1.40%  to 1.40%     26.87%     to  26.87%
2002                       231      $ 0.67 to $ 0.67      $   155          1.00%        1.40%  to 1.40%    (19.28%)    to (19.28%)
------------------------------------------------------------------------------------------------------------------------------------


28 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

                                         AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
                        -------------------------------------------  ---------------------------------------------------------------

                        UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT       EXPENSE RATIO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)  LOWEST TO HIGHEST(2)  LOWEST TO HIGHEST(3)
                        ------------------------------------------------------------------------------------------------------------
RVS VP LG CAP EQ
2006                     867        $ 1.08 to $ 1.22      $ 1,058          1.19%        1.00% to 1.70%       8.36%(6) to  13.35%
2005                     892        $ 1.08 to $ 1.07      $   957          1.16%        1.15% to 1.70%       4.96%    to   4.39%
2004                     568        $ 1.03 to $ 1.03      $   578          0.89%        1.15% to 1.70%       3.13%(5) to   3.06%(5)
2003                     584        $ 0.97 to $ 0.97      $   568          0.63%        1.40% to 1.40%      27.63%    to  27.63%
2002                     650        $ 0.76 to $ 0.76      $   496          0.51%        1.40% to 1.40%     (23.23%)   to (23.23%)
------------------------------------------------------------------------------------------------------------------------------------
RVS VP MID CAP GRO
2006                     186        $ 1.05 to $ 1.11      $   179          0.26%        1.05% to 1.70%       6.71%(7) to  (1.75%)
2005                      --        $ 1.13 to $ 1.12           --            --         1.15% to 1.70%       8.86%    to   8.27%
2004                      --        $ 1.04 to $ 1.04           --            --         1.15% to 1.70%       4.05%(5) to   3.98%(5)
2003                      --            --        --           --            --           --       --          --            --
2002                      --            --        --           --            --           --       --          --            --
------------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units;
      inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.

(4)   Operations commenced on March 17, 2003.

(5)   Operations commenced on Nov. 15, 2004.

(6)   Operations commenced on March 17, 2006.

(7)   Operations commenced on June 19, 2006.


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 29

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                               2006    2005    2004     2003     2002     2001     2000     1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES
(11/4/1998)
Accumulation unit value at beginning of period  $ 1.11  $ 1.07  $ 1.00  $  0.81  $  0.98  $  1.28  $  1.52  $  1.15  $ 1.00      --
Accumulation unit value at end of period        $ 1.28  $ 1.11  $ 1.07  $  1.00  $  0.81  $  0.98  $  1.28  $  1.52  $ 1.15      --
Number of accumulation units outstanding
at end of period (000 omitted)                     719     540     627      775      866      932      724      381       6      --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I
SHARES (11/4/1998)
Accumulation unit value at beginning of period  $ 1.31  $ 1.12  $ 0.92  $  0.72  $  0.87  $  1.15  $  1.59  $  1.04  $ 1.00      --
Accumulation unit value at end of period        $ 1.65  $ 1.31  $ 1.12  $  0.92  $  0.72  $  0.87  $  1.15  $  1.59  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                     103     154     207      258      270      344      266      230       4      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I
(11/4/1998)
Accumulation unit value at beginning of period  $ 1.19  $ 1.15  $ 1.03  $  0.81  $  1.02  $  1.13  $  1.28  $  1.10  $ 1.00      --
Accumulation unit value at end of period        $ 1.37  $ 1.19  $ 1.15  $  1.03  $  0.81  $  1.02  $  1.13  $  1.28  $ 1.10      --
Number of accumulation units outstanding
at end of period (000 omitted)                     190     239     256      318      389      403      278      180       8      --
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (11/4/1998)
Accumulation unit value at beginning of period  $ 1.61  $ 1.56  $ 1.38  $  1.09  $  1.26  $  1.13  $  0.97  $  1.00  $ 1.00      --
Accumulation unit value at end of period        $ 1.89  $ 1.61  $ 1.56  $  1.38  $  1.09  $  1.26  $  1.13  $  0.97  $ 1.00      --
Number of accumulation units outstanding
at end of period (000 omitted)                      81     136     144      168      184      192      199      116       3      --
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO:
INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period  $ 1.54  $ 1.45  $ 1.36  $  1.21  $  1.31  $  1.39  $  1.44  $  1.15  $ 1.00      --
Accumulation unit value at end of period        $ 1.69  $ 1.54  $ 1.45  $  1.36  $  1.21  $  1.31  $  1.39  $  1.44  $ 1.15      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,482   2,071   2,464    2,892    3,214    3,536    3,145    1,783      37      --
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO:
INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period  $ 1.12  $ 1.07  $ 1.04  $  0.85  $  1.16  $  1.51  $  1.82  $  1.12  $ 1.00      --
Accumulation unit value at end of period        $ 1.31  $ 1.12  $ 1.07  $  1.04  $  0.85  $  1.16  $  1.51  $  1.82  $ 1.12      --
Number of accumulation units outstanding
at end of period (000 omitted)                     369     468     558      636      677      746      648      280      11      --
------------------------------------------------------------------------------------------------------------------------------------
OPCAP EQUITY PORTFOLIO (11/4/1998)
Accumulation unit value at beginning of period  $ 1.18  $ 1.12  $ 1.02  $  0.80  $  1.03  $  1.13  $  1.04  $  1.03  $ 1.00      --
Accumulation unit value at end of period        $ 1.35  $ 1.18  $ 1.12  $  1.02  $  0.80  $  1.03  $  1.13  $  1.04  $ 1.03      --
Number of accumulation units outstanding
at end of period (000 omitted)                      84     110     118      143      149      162      164      101       3      --
------------------------------------------------------------------------------------------------------------------------------------
OPCAP MANAGED PORTFOLIO (10/27/1997)
Accumulation unit value at beginning of period  $ 1.28  $ 1.23  $ 1.13  $  0.94  $  1.15  $  1.22  $  1.13  $  1.09  $ 1.03  $ 1.00
Accumulation unit value at end of period        $ 1.38  $ 1.28  $ 1.23  $  1.13  $  0.94  $  1.15  $  1.22  $  1.13  $ 1.09  $ 1.03
Number of accumulation units outstanding
at end of period (000 omitted)                     421     614     736      941      989    1,278    1,378    1,293   1,274      --
------------------------------------------------------------------------------------------------------------------------------------
OPCAP SMALL CAP PORTFOLIO (11/4/1998)
Accumulation unit value at beginning of period  $ 1.87  $ 1.90  $ 1.63  $  1.16  $  1.50  $  1.41  $  0.99  $  1.02  $ 1.00      --
Accumulation unit value at end of period        $ 2.29  $ 1.87  $ 1.90  $  1.63  $  1.16  $  1.50  $  1.41  $  0.99  $ 1.02      --
Number of accumulation units outstanding
at end of period (000 omitted)                      87     111     121      154      148      177      187      125       8      --
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA
(11/4/1998)
Accumulation unit value at beginning of period  $ 1.37  $ 1.32  $ 1.26  $  0.97  $  1.35  $  1.56  $  1.59  $  1.14  $ 1.00      --
Accumulation unit value at end of period        $ 1.46  $ 1.37  $ 1.32  $  1.26  $  0.97  $  1.35  $  1.56  $  1.59  $ 1.14      --
Number of accumulation units outstanding
at end of period (000 omitted)                     418     524     586      633      657      742      507      329      12      --
------------------------------------------------------------------------------------------------------------------------------------


30 RIVERSOURCE PERSONAL PORTFOLIO 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                               2006    2005    2004     2003     2002     2001     2000     1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (11/4/1998)
Accumulation unit value at beginning of
period                                          $ 1.31  $ 1.30  $ 1.21  $  0.99  $  1.02  $  1.02  $  1.07  $  1.04  $ 1.00      --
Accumulation unit value at end of period        $ 1.41  $ 1.31  $ 1.30  $  1.21  $  0.99  $  1.02  $  1.02  $  1.07  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                     195     247     266      280      318      408      344      253       6      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS
IA SHARES (10/27/1997)
Accumulation unit value at beginning of
period                                          $ 1.37  $ 1.34  $ 1.24  $  1.05  $  1.00  $  0.98  $  0.99  $  0.99  $ 1.01  $ 1.00
Accumulation unit value at end of period        $ 1.44  $ 1.37  $ 1.34  $  1.24  $  1.05  $  1.00  $  0.98  $  0.99  $ 0.99  $ 1.01
Number of accumulation units outstanding
at end of period (000 omitted)                      78     117     240      290      372      472      546      605     662      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS
IB SHARES (11/4/1998)
Accumulation unit value at beginning of
period                                          $ 1.40  $ 1.37  $ 1.28  $  1.08  $  1.03  $  1.01  $  1.03  $  1.02  $ 1.00      --
Accumulation unit value at end of period        $ 1.46  $ 1.40  $ 1.37  $  1.28  $  1.08  $  1.03  $  1.01  $  1.03  $ 1.02      --
Number of accumulation units outstanding
at end of period (000 omitted)                     275     358     412      451      546      676      553      428      14      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS
IA SHARES (10/27/1997)
Accumulation unit value at beginning of
period                                          $ 1.38  $ 1.33  $ 1.21  $  0.96  $  1.20  $  1.30  $  1.21  $  1.21  $ 1.07  $ 1.00
Accumulation unit value at end of period        $ 1.58  $ 1.38  $ 1.33  $  1.21  $  0.96  $  1.20  $  1.30  $  1.21  $ 1.21  $ 1.07
Number of accumulation units outstanding
at end of period (000 omitted)                     224     350     558      731      878    1,284    1,528    1,585   1,538      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS
IB SHARES (11/4/1998)
Accumulation unit value at beginning of
period                                          $ 1.19  $ 1.15  $ 1.05  $  0.83  $  1.04  $  1.13  $  1.06  $  1.06  $ 1.00      --
Accumulation unit value at end of period        $ 1.36  $ 1.19  $ 1.15  $  1.05  $  0.83  $  1.04  $  1.13  $  1.06  $ 1.06      --
Number of accumulation units outstanding
at end of period (000 omitted)                     727     997   1,260    1,479    1,621    1,769    1,720      866      17      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA
SHARES (10/27/1997)
Accumulation unit value at beginning of
period                                          $ 1.25  $ 1.23  $ 1.12  $  0.90  $  0.91  $  0.89  $  0.99  $  0.94  $ 1.02  $ 1.00
Accumulation unit value at end of period        $ 1.36  $ 1.25  $ 1.23  $  1.12  $  0.90  $  0.91  $  0.89  $  0.99  $ 0.94  $ 1.02
Number of accumulation units outstanding
at end of period (000 omitted)                     104     170     304      390      473      674      770      859   1,150      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB
SHARES (11/4/1998)
Accumulation unit value at beginning of
period                                          $ 1.35  $ 1.33  $ 1.22  $  0.98  $  1.00  $  0.98  $  1.08  $  1.04  $ 1.00      --
Accumulation unit value at end of period        $ 1.47  $ 1.35  $ 1.33  $  1.22  $  0.98  $  1.00  $  0.98  $  1.08  $ 1.04      --
Number of accumulation units outstanding
at end of period (000 omitted)                     125     187     207      221      263      324      305      235      14      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS
IA SHARES (10/27/1997)
Accumulation unit value at beginning of
period                                          $ 1.16  $ 1.07  $ 0.98  $  0.75  $  1.09  $  1.57  $  2.16  $  1.29  $ 1.05  $ 1.00
Accumulation unit value at end of period        $ 1.24  $ 1.16  $ 1.07  $  0.98  $  0.75  $  1.09  $  1.57  $  2.16  $ 1.29  $ 1.05
Number of accumulation units outstanding
at end of period (000 omitted)                      74     123     206      261      317      513      516      471     411      --
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES
(11/4/1998)
Accumulation unit value at beginning of
period                                          $ 1.10  $ 1.06  $ 1.02  $  0.83  $  1.14  $  1.50  $  1.82  $  1.17  $ 1.00      --
Accumulation unit value at end of period        $ 1.15  $ 1.10  $ 1.06  $  1.02  $  0.83  $  1.14  $  1.50  $  1.82  $ 1.17      --
Number of accumulation units outstanding
at end of period (000 omitted)                     528     760     883      995    1,116    1,324    1,073      538      14      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED
FUND (10/24/1997)
Accumulation unit value at beginning of
period                                          $ 1.16  $ 1.14  $ 1.05  $  0.89  $  1.03  $  1.17  $  1.22  $  1.07  $ 0.97  $ 1.00
Accumulation unit value at end of period        $ 1.31  $ 1.16  $ 1.14  $  1.05  $  0.89  $  1.03  $  1.17  $  1.22  $ 1.07  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                     737   1,170   1,724    2,090    2,318    2,216    2,219    1,962   1,650      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND* (10/24/1997)
Accumulation unit value at beginning of
period                                          $ 1.07  $ 1.06  $ 1.06  $  1.07  $  1.08  $  1.05  $  1.01  $  1.01  $ 1.00  $ 1.00
Accumulation unit value at end of period        $ 1.10  $ 1.07  $ 1.06  $  1.06  $  1.07  $  1.08  $  1.05  $  1.01  $ 1.01  $ 1.00
Number of accumulation units outstanding
at end of period (000 omitted)                     273     379      45       41       47       50       59       --      13      --

*    The 7-day simple and compound yields for RiverSource(R) Variable
     Portfolio - Cash Management Fund at Dec. 31, 2006 were 3.05% and 3.10%, respectively.

------------------------------------------------------------------------------------------------------------------------------------


RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT 31

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                2006    2005    2004    2003     2002     2001     2000     1999    1998    1997
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND (10/24/1997)
Accumulation unit value at beginning of period   $ 1.20  $ 1.19  $ 1.15  $ 1.12   $ 1.08  $  1.01  $  0.97  $  0.97  $ 0.97  $ 1.00
Accumulation unit value at end of period         $ 1.23  $ 1.20  $ 1.19  $ 1.15   $ 1.12  $  1.08  $  1.01  $  0.97  $ 0.97  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                      702     548     664     701      794      943    1,016      898     566      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO -
INTERNATIONAL OPPORTUNITY FUND (10/24/1997)
Accumulation unit value at beginning of period   $ 1.10  $ 0.98  $ 0.85  $ 0.67   $ 0.83  $  1.18  $  1.60  $  1.11  $ 0.97  $ 1.00
Accumulation unit value at end of period         $ 1.35  $ 1.10  $ 0.98  $ 0.85   $ 0.67  $  0.83  $  1.18  $  1.60  $ 1.11  $ 0.97
Number of accumulation units outstanding
at end of period (000 omitted)                       92     137     182     222      231      257      192      143      56      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP
EQUITY FUND (10/24/1997)
Accumulation unit value at beginning of period   $ 1.06  $ 1.02  $ 0.97  $ 0.76   $ 0.99  $  1.23  $  1.51  $  1.24  $ 1.01  $ 1.00
Accumulation unit value at end of period         $ 1.21  $ 1.06  $ 1.02  $ 0.97   $ 0.76  $  0.99  $  1.23  $  1.51  $ 1.24  $ 1.01
Number of accumulation units outstanding
at end of period (000 omitted)                      313     327     497     584      650      963      970      861     753      --
------------------------------------------------------------------------------------------------------------------------------------
RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP
GROWTH FUND (3/17/2006)
Accumulation unit value at beginning of period   $ 1.00      --      --      --       --       --       --       --      --      --
Accumulation unit value at end of period         $ 0.96      --      --      --       --       --       --       --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      186      --      --      --       --       --       --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------


32 RIVERSOURCE PERSONAL PORTFOLIO PLUS 2/
   RIVERSOURCE PERSONAL PORTFOLIO - 2006 ANNUAL REPORT

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying Balance Sheets of RiverSource Life Insurance Co. of New York (a wholly-owned subsidiary of RiverSource Life Insurance Company) as of December 31, 2006 and 2005, and the related Statements of Income, Cash Flows and Shareholder's Equity for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young, LLP

Minneapolis, Minnesota
April 24, 2007

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)

DECEMBER 31,                                             2006           2005

ASSETS
Investments:
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost:
      2006, $1,787,111; 2005, $1,881,899)             $1,766,763     $1,882,456
   Commercial mortgage loans on real estate, at
      cost (less allowance for loan losses:
      2006, $2,718; 2005, $3,218)                        255,110        244,760
Policy loans                                              33,573         31,274
Trading securities and other investments                      95             48
-------------------------------------------------------------------------------
      Total investments                                2,055,541      2,158,538

Cash and cash equivalents                                 26,960         52,130
Reinsurance recoverables                                  47,120         38,675
Amounts due from brokers                                      95             70
Other accounts receivable                                  5,265          3,673
Accrued investment income                                 22,876         23,479
Deferred acquisition costs                               241,568        230,270
Deferred sales inducement costs                           15,658         11,554
Other assets                                               7,365          5,744
Separate account assets                                2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total assets                                    $5,042,128     $4,553,056
===============================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                $1,909,109     $2,023,521
Policy claims and other policyholders' funds               8,226          5,097
Deferred income taxes, net                                17,116         18,191
Other liabilities                                         19,007         18,285
Separate account liabilities                           2,619,680      2,028,923
-------------------------------------------------------------------------------
      Total liabilities                                4,573,138      4,094,017
-------------------------------------------------------------------------------

Shareholder's equity:
   Common stock, $10 par value; 200,000 shares
      authorized, issued and outstanding                   2,000          2,000
   Additional paid-in capital                            106,617        106,600
   Retained earnings                                     371,644        350,654
   Accumulated other comprehensive loss, net of tax:
      Net unrealized securities losses                   (11,271)          (215)
-------------------------------------------------------------------------------
      Total shareholder's equity                         468,990        459,039
-------------------------------------------------------------------------------
      Total liabilities and shareholder's equity      $5,042,128     $4,553,056
===============================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

REVENUES
Premiums:
   Traditional life insurance                             $ 4,321        $ 4,398       $ 4,073
   Disability income and long term care insurance          18,493         17,696        17,643
----------------------------------------------------------------------------------------------
      Total premiums                                       22,814         22,094        21,716
Net investment income                                     119,142        123,038       119,800
Contractholder and policyholder charges                    36,734         33,425        32,182
Mortality and expense risk and other fees                  31,173         24,415        21,277
Net realized gain on investments                            3,936          9,192           849
----------------------------------------------------------------------------------------------
      Total revenues                                      213,799        212,164       195,824
----------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                               2,006          2,845         2,693
   Investment contracts and universal life-type insurance  13,203          9,517        11,981
   Disability income and long term care insurance           5,416          6,010         5,264
Increase (decrease) in liabilities for future policy
  benefits:
   Traditional life insurance                                (522)          (404)         (556)
   Disability income and long term care insurance           5,683          8,064         8,897
Interest credited to account values                        67,142         71,518        68,480
Amortization of deferred acquisition costs                 24,259         19,050        13,705
Separation costs                                            2,756          3,915            --
Other insurance and operating expenses                     24,909         25,636        19,970
----------------------------------------------------------------------------------------------
      Total benefits and expenses                         144,852        146,151       130,434
----------------------------------------------------------------------------------------------
Income before income tax provision and accounting change   68,947         66,013        65,390
Income tax provision                                       22,957         21,803        21,404
----------------------------------------------------------------------------------------------
Income before accounting change                            45,990         44,210        43,986
Cumulative effect of accounting change, net of tax             --             --         2,748
----------------------------------------------------------------------------------------------
      Net income                                          $45,990        $44,210       $41,238
==============================================================================================

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

YEARS ENDED DECEMBER 31,                                    2006           2005          2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                $45,990        $44,210       $41,238
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Cumulative effect of accounting change, net of tax          --             --         2,748
   Amortization of deferred acquisition costs              24,259         19,050        13,705
   Amortization of deferred sales inducement costs          2,196          1,383         1,269
   Capitalization of deferred acquisition costs           (32,713)       (33,519)      (27,754)
   Capitalization of deferred sales inducement costs       (6,073)        (3,960)       (2,562)
   Amortization of premium, net                             4,380          3,867         4,105
   Deferred income taxes                                    4,892         14,182         4,079
   Contractholder and policyholder charges, non-cash      (13,937)       (14,565)      (14,266)
   Net realized investment gain                            (3,936)        (9,192)         (849)
   Net realized gain on trading securities                    (11)            (2)           (2)
Change in operating assets and liabilities:
   Trading securities, net                                    (36)            58           (87)
   Future policy benefits for traditional life,
      disability income and long term care insurance       10,813         12,448        13,862
   Policy claims and other policyholders' funds             3,129           (484)          519
   Policy loans, excluding universal life-type insurance:
      Repayment                                             2,206          2,266         2,494
      Issuance                                             (2,421)        (2,792)       (2,554)
   Reinsurance recoverables                                (8,445)        (5,449)       (6,922)
   Other accounts receivable                               (1,592)          (741)         (731)
   Accrued investment income                                  603            880        (1,380)
   Other assets and liabilities, net                      (11,390)          (298)          338
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  17,914         27,342        27,250
----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Proceeds from sales                                    131,061        247,160       118,570
   Maturities, sinking fund payments and calls             92,911        227,088       180,899
   Purchases                                             (129,842)      (459,107)     (410,650)
Other investments, excluding policy loans:
   Proceeds from sales, maturities, sinking fund
      payments and calls                                   28,865         20,377        33,387
   Purchases                                              (39,000)       (27,639)      (50,945)
Change in amounts due to and from brokers, net                (25)           (53)        2,140
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES        83,970          7,826      (126,599)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal
   life-type insurance:
   Considerations received                                 87,532        111,090       184,527
   Interest credited to account values                     67,142         71,518        68,480
   Surrenders and other benefits                         (254,644)      (178,462)     (136,935)
Policy loans:
   Repayment                                                5,035          5,030         4,735
   Issuance                                                (7,119)        (5,228)       (5,585)
Cash dividends to RiverSource Life Insurance Company      (25,000)       (22,500)      (21,500)
----------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      (127,054)       (18,552)       93,722
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (25,170)        16,616        (5,627)
Cash and cash equivalents at beginning of year             52,130         35,514        41,141
----------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                  $26,960        $52,130       $35,514
==============================================================================================

Supplemental disclosures:
   Income taxes paid                                      $11,946        $14,347       $16,241
   Interest paid on borrowings                                247              8            --

See accompanying Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2006
(IN THOUSANDS)

                                                                        ADDITIONAL               ACCUMULATED OTHER
                                                             COMMON      PAID-IN       RETAINED    COMPREHENSIVE
                                                             STOCK       CAPITAL       EARNINGS    INCOME/(LOSS)     TOTAL
----------------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2003                                $2,000      $106,600      $309,206       $ 41,695      $459,501
Comprehensive income:
   Net income                                                    --            --        41,238             --        41,238
   Change in unrealized holding losses on securities, net        --            --            --         (2,487)       (2,487)
                                                                                                                    --------
Total comprehensive income                                                                                            38,751
Cash dividends to RiverSource Life Insurance Company             --            --       (21,500)            --       (21,500)
----------------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2004                                $2,000      $106,600      $328,944       $ 39,208      $476,752
Comprehensive income:
   Net income                                                    --            --        44,210             --        44,210
   Change in unrealized holding losses on securities, net        --            --            --        (39,423)      (39,423)
                                                                                                                    --------
Total comprehensive income                                                                                             4,787
Cash dividends to RiverSource Life Insurance Company             --            --       (22,500)            --       (22,500)
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BALANCES AT DECEMBER 31, 2005                                $2,000      $106,600      $350,654       $   (215)     $459,039
Comprehensive income:
   Net income                                                    --            --        45,990             --        45,990
   Change in unrealized holding losses on securities, net        --            --            --        (11,056)      (11,056)
                                                                                                                    --------
Total comprehensive income                                                                                            34,934
Tax affect of share-based incentive employee compensation        --            17            --             --            17
Cash dividends to RiverSource Life Insurance Company             --            --       (25,000)            --       (25,000)
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BALANCES AT DECEMBER 31, 2006                                $2,000      $106,617      $371,644       $(11,271)     $468,990
============================================================================================================================

See accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"), formerly known as IDS Life Insurance Company of New York ("IDS Life of New York"), is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and North Dakota. RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

On December 31, 2006, American Centurion Life Assurance Company ("American Centurion Life") merged with and into IDS Life of New York. As a result of the merger, American Centurion Life ceased to exist. Prior to the merger, American Centurion Life was a wholly-owned operating subsidiary of IDS Life Insurance Company. Immediately following the merger, IDS Life of New York changed its name to RiverSource Life Insurance Co. of New York.

There was no material effect on the financial condition and results of operations for RiverSource Life of NY as a result of the merger.

Ameriprise Financial was formerly a wholly-owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Ameriprise Financial has incurred $654 million of pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to incur a total of approximately $875 million. RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. RiverSource Life of NY has been allocated $6.7 million in total pretax non-recurring separation costs since the Separation announcement through December 31, 2006 and expects to be allocated a portion of the remaining separation costs in 2007. RiverSource Life, RiverSource Life of NY's parent, received a capital contribution of $650 million from Ameriprise Financial during the third quarter of 2005 to support its financial strength ratings and to cover separation costs.

RiverSource Life of NY's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. RiverSource Life of NY issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income insurance. (RiverSource Life of NY discontinued underwriting new long term care ("LTC") policies as of December 31, 2002). Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (RiverSource Life of NY's primary regulator) as reconciled in Note 14. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments, income taxes and recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. RiverSource Life of NY also considers the extent to which amortized cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices.

Commercial Mortgage Loans on Real Estate, Net
Commercial mortgage loans on real estate, net, reflect principal amounts outstanding less allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading Securities and Other Investments
Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair market value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
RiverSource Life of NY has defined cash equivalents to include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life of NY reinsures a portion of the risks associated with its life and LTC insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. To minimize exposure to significant losses from reinsurer insolvencies, RiverSource Life of NY evaluates the financial condition of its reinsurers prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life of NY remains primarily liable as the direct insurer on all risks reinsured.

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Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. RiverSource Life of NY began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. The maximum amount of life insurance risk retained by RiverSource Life of NY is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, RiverSource Life of NY retained 50% of the risk and the remaining 50% of the risk was ceded on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life of NY's long term care liabilities was $35.3 million at December 31, 2006, while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Starting in 2002, risk on most term life policies is reinsured on a coinsurance basis.

RiverSource Life of NY retains all risk for new claims on disability income ("DI") contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. RiverSource Life of NY also retains all accidental death benefit and almost all waiver of premium risk.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customers' accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts containing guaranteed minimum income benefit ("GMIB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") provisions.

In determining the liabilities for variable annuity death benefits and GMIB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

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If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMWB and GMAB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. Changes in fair value are reflected in death and other benefits for investment contracts and universal life-type insurance.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2006, depending on year of issue, with an average rate of approximately 5.9%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims range from 3.0% to 8.0% at December 31, 2006, with an average rate of 5.0%. Interest rates used with LTC claims range from 4.0% to 7.0% at December 31, 2006, with an average rate of 4.4%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life range from 4.0% to 10.0% at December 31, 2006, depending on policy form, issue year and policy duration. Anticipated interest rates for DI are 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC are currently 5.4% at December 31, 2006 grading up to 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life of NY issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life of NY's principal sources of revenue include premium revenues, net investment income, contractholder and policyholder charges and mortality and expense risk and other fees.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products. Such premiums are net of reinsurance ceded and are recognized as revenue when due.

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Net Investment Income
Net investment income primarily includes interest income earned on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Contractholder and Policyholder Charges
Contractholder and policyholder charges include certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance and administrative and surrender charges. Cost of insurance charges on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and Expense Risk and Other Fees
Mortality and expense risk and other fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. RiverSource Life of NY's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Death and Other Benefits
Death and other benefits expenses consist of amounts paid under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. Death and other benefits expenses also include amortization of DSIC.

Interest Credited to Account Values
Interest credited to account values represents amounts earned on fixed account values associated with fixed and variable universal life and annuity contracts in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs deferred as DAC associated with the sale of annuity and insurance products are amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

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The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life of NY reassesses the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimates will typically be less than in a period when growth rates fall short of near-term estimates.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation.

Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory expenses.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ending December 31, 2005. Additionally, RiverSource Life of NY's taxable income will be included with RiverSource Life in filing a separate consolidated life insurance company federal income tax return for five tax years following the Distribution. Therefore, RiverSource Life was also required to file a separate short period consolidated life insurance company income tax return for the period October 1, 2005 through December 31, 2005. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of RiverSource Life that RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or receive from various taxing jurisdictions in connection with its operations. Inherent in the provision for income taxes are estimates and judgment regarding the tax treatment of certain offsets and credits.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided that the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 which will require retrospective application of SFAS 157. The transition adjustment, if any, will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life of NY is currently evaluating the impact of SFAS 157 on its financial condition and results of operations.

In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, "Materiality," regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. The effect of adopting SAB 108 on RiverSource Life of NY's financial condition and results of operations was insignificant.

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In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life of NY's financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life of NY adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on its financial condition and results of operations is not expected to be significant.

Effective January 1, 2006, RiverSource Life of NY adopted SFAS No. 154, "Accounting Changes and Error Corrections," ("SFAS 154"). This Statement replaced APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changed the requirements for the accounting for and reporting of a change in accounting principle. The effect of adopting SFAS 154 on RiverSource Life of NY's financial condition and results of operations was insignificant.

Effective January 1, 2006, RiverSource Life of NY adopted FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1 and FAS 124-1"). FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The impact of the adoption of FSP FAS 115-1 and FAS 124-1 on RiverSource Life of NY's financial condition and results of operations was not material.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting by insurance enterprises for DAC associated with any insurance or annuity contract that is internally replaced with another contract or significantly modified. SOP 05-1 is effective for transactions occurring in fiscal years beginning after December 15, 2006. RiverSource Life of NY has accounted for many of these transactions as contract continuations and has continued amortization of existing DAC against revenue from the new or modified contract. In addition, RiverSource Life of NY has not anticipated these transactions in establishing amortization periods or other DAC valuation assumptions. Many of these transactions no longer qualify as continuations under SOP 05-1. Effective with RiverSource Life of NY's adoption of SOP 05-1 as of January 1, 2007, RiverSource Life of NY will account for such transactions as contract terminations which will result in accelerated DAC amortization. As a result of adopting SOP 05-1, RiverSource Life of NY has determined that in the first quarter of 2007 it will record as a cumulative change in accounting principle a pretax reduction to DAC of approximately $14.3 million and an after-tax decrease to retained earnings of approximately $9.3 million. The adoption of SOP 05-1 is also expected to result in an increase in DAC amortization in 2007. The expected increase to amortization expense may vary depending upon future changes in underlying valuation assumptions.

Effective January 1, 2004, RiverSource Life of NY adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on; (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The adoption of SOP 03-1 resulted in a cumulative effect of accounting change that reduced first quarter 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of: (i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and DSIC associated with those contracts ($0.2 million); and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual costs

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of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to RiverSource Life of NY's adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits were $2.9 million (of which $1.8 million was part of the adoption charges described previously). RiverSource Life of NY's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids ("TPAs") in September 2004, which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on RiverSource Life of NY's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                          GROSS        GROSS
                                                        AMORTIZED       UNREALIZED   UNREALIZED       FAIR
DECEMBER 31, 2006 (IN THOUSANDS)                          COST            GAINS        LOSSES         VALUE
---------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                              $  928,435        $ 8,511      $(19,032)    $  917,914
Mortgage and other asset-backed securities                590,411          2,875       (10,048)       583,238
Foreign corporate bonds and obligations                   219,178          2,623        (4,782)       217,019
U.S. government and agencies obligations                   35,909             50          (850)        35,109
State and municipal obligations                             6,996             --          (334)         6,662
Foreign government bonds and obligations                    6,182            651           (12)         6,821
---------------------------------------------------------------------------------------------------------------
Total fixed maturities                                  1,787,111         14,710       (35,058)     1,766,763
---------------------------------------------------------------------------------------------------------------
Total                                                  $1,787,111        $14,710      $(35,058)    $1,766,763
===============================================================================================================

                                                                          GROSS        GROSS
                                                         AMORTIZED      UNREALIZED   UNREALIZED      FAIR
DECEMBER 31, 2005 (IN THOUSANDS)                           COST           GAINS        LOSSES        VALUE
---------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                              $  970,590        $16,820      $(13,697)    $  973,713
Mortgage and other asset-backed securities                639,123          5,140        (8,837)       635,426
Foreign corporate bonds and obligations                   220,615          5,148        (3,535)       222,228
U.S. government and agencies obligations                   38,362             63          (849)        37,576
State and municipal obligations                             6,996             --          (253)         6,743
Foreign government bonds and obligations                    6,213            566            (9)         6,770
---------------------------------------------------------------------------------------------------------------
Total fixed maturities                                  1,881,899         27,737       (27,180)     1,882,456
---------------------------------------------------------------------------------------------------------------
Total                                                  $1,881,899        $27,737      $(27,180)    $1,882,456
===============================================================================================================

At December 31, 2006 and 2005, fixed maturity securities, excluding net unrealized appreciation and depreciation, comprised approximately 86% and 87%, respectively, of RiverSource Life of NY's total investments. These securities are rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $64 million and $56 million of securities at December 31, 2006 and 2005, respectively, which are rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating, excluding net unrealized appreciation and depreciation, on December 31 is as follows:

RATING                                                       2006           2005
----------------------------------------------------------------------------------
AAA                                                            36%            37%
AA                                                              8              6
A                                                              21             23
BBB                                                            28             26
Below investment grade                                          7              8
----------------------------------------------------------------------------------
   Total                                                      100%           100%
==================================================================================

At December 31, 2006 and 2005, approximately 35% and 37%, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $134,822     $1,470      $  527,893     $17,562     $  662,715     $19,032
Mortgage and other asset-backed securities       57,846        402         360,880       9,646        418,726      10,048
Foreign corporate bonds and obligations          19,525        221         118,329       4,561        137,854       4,782
U.S. government and agencies obligations             --         --          34,641         850         34,641         850
State and municipal obligations                      --         --           6,662         334          6,662         334
Foreign government bonds and obligations             --         --             324          12            324          12
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $212,193     $2,093      $1,048,729     $32,965     $1,260,922     $35,058
==========================================================================================================================

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

(IN THOUSANDS)                                 LESS THAN 12 MONTHS        12 MONTHS OR MORE                TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                                 FAIR     UNREALIZED       FAIR      UNREALIZED      FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                       VALUE      LOSSES         VALUE       LOSSES        VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                      $458,798    $10,183        $ 78,600      $3,514     $  537,398     $13,697
Mortgage and other asset-backed securities      323,001      5,813          82,553       3,024        405,554       8,837
Foreign corporate bonds and obligations          78,203      2,023          33,623       1,512        111,826       3,535
U.S. government and agencies obligations         37,092        849              --          --         37,092         849
State and municipal obligations                   5,786        208             957          45          6,743         253
Foreign government bonds and obligations            332          9              --          --            332           9
--------------------------------------------------------------------------------------------------------------------------
   Total                                       $903,212    $19,085        $195,733      $8,095     $1,098,945     $27,180
==========================================================================================================================

In evaluating potential other-than-temporary impairments, RiverSource Life of NY considers the extent to which amortized costs exceed fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2006:

(IN THOUSANDS,
EXCEPT NUMBER OF SECURITIES)    LESS THAN 12 MONTHS                    12 MONTHS OR MORE                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                   GROSS                                GROSS                               GROSS
RATIO OF FAIR VALUE TO    NUMBER OF              UNREALIZED  NUMBER OF                UNREALIZED  NUMBER OF               UNREALIZED
AMORTIZED COST           SECURITIES  FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE    LOSSES    SECURITIES   FAIR VALUE   LOSSES
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                   93       $212,193     $2,093       289       $  988,749   $27,467       382       $1,200,942   $29,560
90% - 95%                    --             --         --        28           48,076     3,474        28           48,076     3,474
80% - 90%                    --             --         --         6           11,904     2,024         6           11,904     2,024
------------------------------------------------------------------------------------------------------------------------------------
   Total                     93       $212,193     $2,093       323       $1,048,729   $32,965       416       $1,260,922   $35,058
====================================================================================================================================

A majority of the gross unrealized losses related to corporate debt securities and substantially all of the gross unrealized losses related to mortgage and other asset-backed securities were attributable to changes in interest rates. A portion of the gross unrealized losses particularly related to corporate debt securities was also attributed to credit spreads and specific issuer credit events. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industry or with any individual security. However, the securities with a fair value to amortized cost ratio of 80%-90% primarily relate to the auto, home building and gaming industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $1.0 million. The securities related to this issuer have a fair value to amortized cost ratio of 95%-100% and have been in an unrealized loss position for more than 12 months. There were no securities with a fair value to amortized cost ratio less than 80% in the portfolio.

RiverSource Life of NY monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. See the Investments section of Note 2 for information regarding RiverSource Life of NY's policy for determining when an investment's decline in value is other-than-temporary. As stated earlier, RiverSource Life of NY's ongoing monitoring process has revealed that a significant portion of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates. Additionally, RiverSource Life of NY has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in other comprehensive loss:

(IN THOUSANDS)                                             2006           2005          2004
----------------------------------------------------------------------------------------------
Holding (losses) gains, net of tax of $6,014,
   $20,573 and $366, respectively                        $(11,168)      $(38,208)      $   679
Reclassification of realized gains, net of tax of
   $1,303, $3,218 and $737, respectively                   (2,419)        (5,977)       (1,369)
DAC, net of tax of $996, $2,419 and $536, respectively      1,848          4,492          (994)
DSIC, net of tax of $79, $208 and $207, respectively          148            387          (384)
Fixed annuity liabilities, net of tax of $292, $64 and
   $226, respectively                                         535           (117)         (419)
----------------------------------------------------------------------------------------------
Net unrealized securities losses                         $(11,056)      $(39,423)      $(2,487)
==============================================================================================

Available-for-Sale securities by maturity at December 31, 2006 were as follows:

                                                         AMORTIZED        FAIR
(IN THOUSANDS)                                              COST          VALUE
--------------------------------------------------------------------------------
Due within one year                                    $   30,105     $   30,389
Due after one year through five years                     505,831        505,189
Due after five years through 10 years                     598,874        584,824
Due after 10 years                                         61,890         63,123
--------------------------------------------------------------------------------
                                                        1,196,700      1,183,525
Mortgage and other asset-backed securities                590,411        583,238
--------------------------------------------------------------------------------
Total                                                  $1,787,111     $1,766,763
================================================================================

The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Sales                                                   $ 131,061      $ 247,160     $ 118,570
Maturities, sinking fund payments and calls             $  92,911      $ 227,088     $ 180,899
Purchases                                               $(129,842)     $(459,107)    $(410,650)

Net realized gains and losses on Available-for-Sale securities, using the specific identification method, are noted in the following table for the years ended December 31:

(IN THOUSANDS)                                             2006           2005         2004
----------------------------------------------------------------------------------------------
Gross realized gains from sales                           $4,208        $11,424       $2,698
Gross realized losses from sales                          $ (487)       $(1,503)      $ (592)
Other-than-temporary impairments                          $   --        $  (724)      $   --

The $0.7 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life of NY sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $2.3 million.

At December 31, 2006 and 2005, bonds carried at $1.3 million, were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS ON REAL ESTATE, NET
The following is a summary of commercial mortgage loans on real estate at December 31:

(IN THOUSANDS)                                                             2006         2005
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate                                $257,828      $247,978
Less: allowance for loan losses                                           (2,718)       (3,218)
----------------------------------------------------------------------------------------------
Commercial mortgage loans on real estate, net                           $255,110      $244,760
==============================================================================================

Commercial mortgage loans are first mortgages on commercial real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The funding commitments at December 31, 2006 and 2005 approximate fair value.

At December 31, 2006 and 2005, RiverSource Life of NY's recorded investment in impaired commercial mortgage loans on real estate was nil and $2.2 million, respectively, with related allowances for commercial mortgage loan losses of nil and $500 thousand, respectively. During 2006 and 2005, the average recorded investment in impaired commercial mortgage loans on real estate was $495 thousand and $165 thousand, respectively. RiverSource Life of NY recognized nil of interest income related to impaired commercial mortgage loans on real estate for the years ended December 31, 2006, 2005 and 2004, respectively.

The balances of and changes in the allowance for commercial mortgage loan losses were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                      $3,218         $3,218        $2,418
Provision for commercial mortgage loan losses                 --             --           800
Foreclosures, write-offs and loan sales                     (500)            --            --
------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                    $2,718         $3,218        $3,218
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by region at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION         SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Atlantic                                       $ 75,572       $1,150      $ 69,052     $   --
North Central                                    60,911           --        69,583         --
Pacific                                          37,221           --        36,494         --
Mountain                                         43,115        1,500        44,657      1,700
South Central                                    20,595           --        16,292      4,600
New England                                      20,414           --        11,900         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

Concentrations of credit risk of commercial mortgage loans on real estate by property type at December 31 were:

(IN THOUSANDS)                                          2006                      2005
------------------------------------------------------------------------------------------------
                                              ON-BALANCE      FUNDING    ON-BALANCE   FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE       SHEET      COMMITMENTS     SHEET    COMMITMENTS
------------------------------------------------------------------------------------------------
Office buildings                               $ 65,370       $1,150      $ 62,596     $2,800
Shopping centers and retail                      68,099        1,500        70,945         --
Apartments                                       36,458           --        35,534      1,800
Industrial buildings                             61,594           --        55,039         --
Hotels and motels                                 5,149           --         5,338         --
Medical buildings                                14,416           --        10,012      1,700
Mixed use                                         2,330           --         3,986         --
Other                                             4,412           --         4,528         --
------------------------------------------------------------------------------------------------
                                                257,828        2,650       247,978      6,300
Less: allowance for loan losses                  (2,718)          --        (3,218)        --
------------------------------------------------------------------------------------------------
   Total                                       $255,110       $2,650      $244,760     $6,300
================================================================================================

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Income on fixed maturities                               $100,519       $103,731      $101,841
Income on mortgage loans on real estate                    15,396         15,292        15,150
Trading securities and other investments                    4,632          5,424         4,576
------------------------------------------------------------------------------------------------
                                                          120,547        124,447       121,567
Less: investment expenses                                   1,405          1,409         1,767
------------------------------------------------------------------------------------------------
   Total                                                 $119,142       $123,038      $119,800
================================================================================================

Net realized gain on investments for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Fixed maturities                                           $3,721         $9,196       $ 2,106
Commercial mortgage loans on real estate                      215             (2)       (1,256)
Trading securities and other investments                       --             (2)           (1)
------------------------------------------------------------------------------------------------
   Total                                                   $3,936         $9,192       $   849
================================================================================================

5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                               $230,270       $208,890      $196,385
Impact of SOP 03-1                                             --             --           (14)
Capitalization of acquisition costs                        32,713         33,519        27,754
Amortization, excluding impact of changes in assumptions  (25,259)       (22,650)      (15,905)
Amortization, impact of annual third quarter changes in
   DAC-related assumptions                                  1,000          3,600         2,200
Impact of changes in net unrealized securities
   losses (gains)                                           2,844          6,911        (1,530)
------------------------------------------------------------------------------------------------
Balance, end of year                                     $241,568       $230,270      $208,890
================================================================================================

The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                             2006           2005          2004
------------------------------------------------------------------------------------------------
Balance, beginning of year                                $11,554        $ 8,382       $ 7,681
Capitalization of sales inducements                         6,073          3,960         2,562
Amortization                                               (2,196)        (1,383)       (1,269)
Impact of changes in net unrealized securities losses
   (gains)                                                    227            595          (592)
------------------------------------------------------------------------------------------------
Balance, end of year                                      $15,658        $11,554       $ 8,382
================================================================================================

6. VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. RiverSource Life of NY also offers GGU provisions on variable annuities with death benefit provisions and contracts containing GMIB provisions. RiverSource Life of NY has established additional liabilities for these variable annuity death benefits and GMIB provisions. The variable annuity contracts offered by RiverSource Life of NY may also contain GMWB and GMAB provisions, which are considered embedded derivatives. RiverSource Life of NY has established additional liabilities for these embedded derivatives at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on financial market performance. Most of the GMWB in force guarantee that over a period of approximately 14 years the client can withdraw an amount equal to what has been paid into the contract, regardless of the performance of the underlying funds. In May 2006, RiverSource Life of NY began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. At issue, the guaranteed amount is equal to the amount deposited, but the guarantee can be increased annually to the account value (a "step-up") in the case of favorable market performance.

Variable annuity contract owners age 79 or younger at contract issue can also obtain the principal-back guarantee by purchasing the optional GMAB rider for an additional charge, which provides a guaranteed contract value at the end of a 10-year waiting period.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life of NY has established additional liabilities as of December 31:

---------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN THOUSANDS, EXCEPT AGE)                                                                         2006             2005
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF
  PREMIUM:
                                              Total contract value                              $  759,673       $  332,736
                                              Contract value in separate accounts               $  712,245       $  285,387
                                              Net amount at risk(2)                             $      245       $      591
                                              Weighted average attained age                             60               59
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR
  RESET:

                                              Total contract value                              $1,488,039       $1,545,792
                                              Contract value in separate accounts               $1,246,844       $1,263,467
                                              Net amount at risk(2)                             $   15,483       $   47,919
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR
  RATCHET:

                                              Total contract value                              $  278,970       $  191,654
                                              Contract value in separate accounts               $  252,522       $  164,084
                                              Net amount at risk(2)                             $      371       $      874
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR
  RATCHET:

                                              Total contract value                              $   74,233       $   32,924
                                              Contract value in separate accounts               $   71,223       $   30,971
                                              Net amount at risk(2)                             $        5       $       12
                                              Weighted average attained age                             57               56
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH OTHER GMDB:

                                              Total contract value                              $    2,710       $    3,682
                                              Contract value in separate accounts               $    2,034       $    2,886
                                              Net amount at risk(2)                             $      248       $      280
                                              Weighted average attained age                             73               73
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GGU DEATH BENEFIT:

                                              Total contract value                              $       97       $       67
                                              Contract value in separate accounts               $       97       $       67
                                              Net amount at risk(2)                             $       --       $       --
                                              Weighted average attained age                             48               47
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMIB:

                                              Total contract value                              $   33,281       $   29,212
                                              Contract value in separate accounts               $   30,164       $   25,584
                                              Net amount at risk(2)                             $        7       $        8
                                              Weighted average attained age                             61               58
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB:

                                              Total contract value                              $  258,112       $  117,290
                                              Contract value in separate accounts               $  256,298       $  113,900
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             61               60
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMWB FOR LIFE:

                                              Total contract value                              $  111,338       $       --
                                              Contract value in separate accounts               $  109,281       $       --
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             62               --
---------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMAB:

                                              Total contract value                              $   66,629       $    3,485
                                              Contract value in separate accounts               $   65,067       $    3,485
                                              Benefit amount in excess of account value         $       --       $       --
                                              Weighted average attained age                             54               57
---------------------------------------------------------------------------------------------------------------------------
(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type.
(2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.
---------------------------------------------------------------------------------------------------------------------------

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $  771          $--       $   203          $ 9
Reported claims                                                 508           --            --           --
Liability (asset) balance at December 31                      1,283           29        (1,539)         236
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                              1,020           29        (1,742)         227

For the year ended December 31, 2005, additional liabilities and incurred claims (adjustments) were:

(IN THOUSANDS)                                             GMDB & GGU       GMIB         GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                               $1,663          $--          $ --         $ --
Reported claims                                                 752           --            --           --
Liability balance at December 31                                771           --           203            9
Incurred claims (adjustments) (sum of reported and
   change in liability (assets))                               (140)          --           203            9
-------------------------------------------------------------------------------------------------------------

The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in death and other benefits.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Fixed annuities                                        $1,242,031     $1,327,092
Variable annuities, with fixed sub-accounts               318,757        362,926
GMWB variable annuity guarantees                           (1,539)           203
Other variable annuity guarantees                           1,549            780
--------------------------------------------------------------------------------
   Total annuities                                      1,560,798      1,691,001
VUL/UL insurance contract fixed sub-account               146,923        141,856
Other life, disability income and long term care
   insurance                                              201,388        190,664
--------------------------------------------------------------------------------
   Total future policy benefits                         1,909,109      2,023,521
Policy claims and other policyholders' funds                8,226          5,097
--------------------------------------------------------------------------------
   Total future policy benefits and policy claims and
      other policyholders' funds                       $1,917,335     $2,028,618
================================================================================

Separate account liabilities as of December 31, consisted of the following:

(IN THOUSANDS)                                            2006           2005
--------------------------------------------------------------------------------
Variable annuity contract reserves                     $2,298,810     $1,760,609
VUL insurance contract reserves                           320,870        268,314
--------------------------------------------------------------------------------
   Total separate account liabilities                  $2,619,680     $2,028,923
================================================================================

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB, GGU and GMIB provisions. The negative reserve in GMWB at December 31, 2006 reflects that under current conditions and expectations, RiverSource Life of NY believes the applicable fees charged for the rider will more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life of NY does not currently hedge its risk under any of the guaranteed provisions in variable annuity products. The total value of variable annuity contracts with GMWB riders increased from $117.3 million at December 31, 2005 to $369.5 million at December 31, 2006.

RiverSource Life Insurance Co. of New York
-------------------------------------------------------------------------------

Insurance Liabilities
Variable universal life ("VUL") and universal life ("UL") is the largest group of policies written by RiverSource Life of NY. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life of NY also offers term and whole life insurance as well as disability products. RiverSource Life of NY no longer offers long term care products but has in-force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

8. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes for the years ended December 31 were:

(IN THOUSANDS)                                              2006           2005          2004
----------------------------------------------------------------------------------------------
Current income tax:
   Federal                                                $15,395        $ 5,417       $15,665
   State                                                    2,685          2,204         1,660
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Total current income tax                                   18,080          7,621        17,325
Deferred federal income tax                                 4,877         14,182         4,079
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Income tax provision                                      $22,957        $21,803       $21,404
==============================================================================================

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% for the years ended December 31 are as follows:

                                                            2006           2005          2004
----------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                   35.0%          35.0%        35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income                   (3.8)          (2.9)        (1.9)
   State taxes, net of federal benefit                        2.5            2.2          1.6
   Other, net                                                (0.4)          (1.2)        (2.0)
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Income tax provision                                         33.3%          33.1%        32.7%
==============================================================================================

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities as of December 31, 2006 and 2005 are reflected in the following table:

(IN THOUSANDS)                                              2006           2005
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Deferred income tax assets:
   Liabilities for future policy benefits                 $49,299        $46,200
   Investment related                                       2,193          4,270
   Net unrealized losses on Available-for Sale securities   6,147            114
   Other                                                    2,891          3,597
--------------------------------------------------------------------------------
Gross deferred income tax assets                           60,530         54,181

Deferred income tax liabilities:
   Deferred acquisition costs                              68,408         65,639
   Deferred sales inducement costs                          5,480          4,044
   Other                                                    3,758          2,689
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Gross deferred income tax liabilities                      77,646         72,372
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Net deferred income tax liabilities                       $17,116        $18,191
================================================================================

A portion of RiverSource Life of NY's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2006, RiverSource Life of NY no longer had a policyholders' surplus account balance. The American Jobs Creation Act of 2004, which was enacted on October 22, 2004, provides a two-year suspension of the tax on policyholders' surplus account distributions. RiverSource Life of NY has made distributions of $1.1 million in 2006, which will not be subject to tax under the two-year suspension. Previously, the policyholders' surplus account was only taxable if dividends to shareholders exceeded the shareholders' surplus account and/or RiverSource Life of NY is liquidated. Deferred income taxes had not been previously established.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Included in RiverSource Life of NY's deferred tax assets is a significant deferred tax asset relating to capital losses realized for tax return purposes and capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. RiverSource Life of NY has $5.8 million in capital loss carryforwards that expire December 31, 2009 for which the deferred tax benefit is reflected in the investment related deferred tax assets, net of other related items. Additionally, RiverSource Life of NY has $18.6 million in capital loss carryforwards that expire December 31, 2009 as a result of the 2005 first short period tax return filed with American Express. Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2006 and 2005.

As a result of the Distribution, RiverSource Life of NY was required to file a short period income tax return through September 30, 2005 which was included as part of the American Express consolidated income tax return for the year ended December 31, 2005. Additionally, RiverSource Life of NY will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial affiliated group for five tax years following the Distribution. For the period October 1, 2005 through December 31, 2005 and the year ending December 31, 2006, RiverSource Life of NY's income tax return is included in RiverSource Life Insurance Company's consolidated income tax return.

The items comprising other comprehensive income in the Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                              2006           2005         2004
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Net unrealized securities gains                            $5,950        $21,228       $1,340
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Net income tax benefit                                     $5,950        $21,228       $1,340
=============================================================================================

9. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY Insurance Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, and are subject to potential disapproval. For 2007, dividends in excess of $33.0 million would require pre-notification.

Statutory net gain from operations and net income for the years ended December 31 and statutory surplus and statutory capital and surplus as of December 31 are summarized as follows:

(IN THOUSANDS)                                             2006           2005         2004
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Statutory net gain from operations                       $ 61,735       $ 36,728     $ 42,420
Statutory net income                                       63,001         36,877       42,486
Statutory surplus                                         329,528        287,672      274,572
Statutory capital and surplus                             331,528        289,672      276,572

10. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity and variable life insurance contract owners for the period from the third quarter of 2003 through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life of NY provides all fund management services, other than investment management and is compensated for the administrative services it provides. For the year ended December 31, 2006, RiverSource Life of NY received $3.6 million from RiverSource Investments, LLC for administrative services RiverSource Life of NY provided. For the year ended December 31, 2005, RiverSource Life of NY received $2.1 million from Ameriprise Financial and $0.7 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers. For the year ended December 31, 2004, RiverSource Life of NY received $2.9 million from Ameriprise Financial for administrative services.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life of NY's share of the total net periodic pension cost was approximately $98 thousand, $75 thousand, and $51 thousand for each of the years ended December 31, 2006, 2005 and 2004, respectively.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $78 thousand in 2006, $55 thousand in 2005 and $40 thousand in 2004.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2006, 2005 and 2004 were $143 thousand, $128 thousand and $133 thousand, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2006, 2005 and 2004, which are calculated on the basis of commission earnings of the individual financial advisors, were $16 thousand, $49 thousand, and $148 thousand, respectively. Such costs are included in DAC.

Charges by Ameriprise Financial and affiliated companies for use of joint facilities, technology support, marketing services and other services aggregated $26.1 million, $29.0 million and $20.4 million for 2006, 2005 and 2004, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

RiverSource Life of NY paid ordinary dividends to Ameriprise Financial during the second quarter of 2006 of $25 million. The ordinary cash dividends did not require prior notification and response from the New York Department of Insurance.

Included in other liabilities at December 31, 2006 and 2005 are $1.3 million and $4.1 million, respectively, payable to Ameriprise Financial for federal income taxes.

11. REINSURANCE

At December 31, 2006, 2005 and 2004, traditional life and universal life insurance in force aggregated $9.6 billion, $9.0 billion and $8.4 billion, respectively, of which $4.5 billion, $3.7 billion and $2.8 billion was reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks assumed under LTC policies.

The effect of reinsurance on premiums for the years ended December 31, is as follows:

(IN THOUSANDS)                                              2006           2005          2004
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Direct premiums                                           $31,783        $31,344       $30,140
Reinsurance ceded                                          (8,969)        (9,250)       (8,424)
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Net premiums                                              $22,814        $22,094       $21,716
==============================================================================================

Reinsurance recovered from reinsurers amounted to $3.1 million, $3.1 million and $2.4 million, for the years ended December 31, 2006, 2005 and 2004, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York
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12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2006 and 2005, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life of NY, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values for financial instruments at December 31:

                                                                       2006                      2005
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                                                               CARRYING      FAIR        CARRYING      FAIR
(IN THOUSANDS)                                                   VALUE       VALUE         VALUE       VALUE
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair values      $4,447,208   $4,447,208   $3,994,968   $3,994,968
Commercial mortgage loans on real estate, net                    255,110      260,005      244,760      254,326

FINANCIAL LIABILITIES
Liabilities (assets) for which carrying values
   approximate fair values                                    $     (945)  $     (945)  $      554   $      554
Fixed annuity reserves                                         1,464,602    1,430,427    1,590,749    1,549,671
Separate account liabilities                                   2,298,810    2,202,737    1,760,610    1,692,109

As of December 31, 2006 and 2005, the carrying and fair values of off-balance sheet financial instruments are not material. The following methods were used to estimate the fair values of financial assets and financial liabilities:

FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally these assets are short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

The fair value of commercial mortgage loans on real estate, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

Fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value is estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $96.2 million and $99.3 million as of December 31, 2006 and 2005, respectively. If the fair value of the fixed annuities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with the fixed annuities of $28.0 million and $33.8 million as of December 31, 2006 and 2005, respectively.

Fair values of separate account liabilities, excluding life insurance-related elements of $320.9 million and $268.3 million as of December 31, 2006 and 2005, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of DAC and DSIC associated with separate account liabilities of $116.7 million and $101.3 million as of December 31, 2006 and 2005, respectively.

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2006 and 2005, RiverSource Life of NY had no material commitments to purchase investments other than mortgage loan fundings (see
Note 4).

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2006, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The SEC, the National Association of Securities Dealers and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life Insurance Co. of New York
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RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

14. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and shareholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(IN THOUSANDS)                                             2006          2005          2004
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Net income, per accompanying financial statements       $  45,990      $  44,210     $  41,238
Deferred acquisition costs                                 (8,454)       (14,469)      (14,049)
Deferred sales inducement costs                            (3,877)        (2,577)       (1,293)
Adjustments of future policy benefit liabilities           11,274        (10,343)       (4,169)
Deferred income tax expense                                 4,877         14,182        10,987
Cumulative effect of accounting change, net of tax             --             --         2,748
Provision for losses on investments                            --           (500)          800
Interest maintenance reserves gain/loss transfer
   and amortization                                          (557)        (5,262)         (988)
Adjustment to separate account reserves                    17,774         14,075         4,185
Other, net                                                 (4,026)        (2,439)        3,027
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Statutory-basis net income                              $  63,001      $  36,877     $  42,486
==============================================================================================

(IN THOUSANDS)                                             2006           2005         2004
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Shareholder's equity, per accompanying financial
   statements                                           $ 468,990      $ 459,039     $ 476,752
Deferred acquisition costs                               (241,568)      (230,270)     (208,890)
Deferred sales inducements costs                          (15,658)       (11,554)       (8,382)
Adjustments of future policy benefit liabilities           44,707         27,866        31,815
Deferred income tax liabilities                            22,944         49,337        62,712
Asset valuation reserve                                   (16,631)       (18,077)      (15,021)
Net unrealized loss (gain) on investments                  20,348          2,663       (15,050)
Adjustments of separate account liabilities                94,387         71,343        60,737
Adjustments of investments to amortized cost                   --         (2,300)      (52,563)
Premiums due, deferred and in advance                       4,623            925         1,063
Deferred revenue liability                                  5,426          4,242         4,457
Reserves for commercial mortgage loan losses                2,718          1,797         2,298
Non-admitted assets                                          (164)       (27,576)      (28,716)
Interest maintenance reserve                               (9,867)        (8,953)       (5,459)
Reinsurance ceded reserves                                (44,276)       (35,042)      (31,245)
Other, net                                                 (4,451)         6,232         2,064
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Statutory-basis capital and surplus                     $ 331,528      $ 289,672     $ 276,572
==============================================================================================

RIVERSOURCE [LOGO](SM)
      ANNUITIES

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251

45066 P (5/07)